UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-06136

HOMESTEAD FUNDS, INC.
________________________________________
(Exact name of registrant as specified in charter)

4301 Wilson Boulevard
Arlington, VA 22203
________________________________________
(Address of principal executive office – Zip code)

Kelly Bowers Whetstone, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
________________________________________
(Name and address of agent for service)

Copies to:
Bibb L. Strench, Esq.
Seward & Kissel LLP
901 K Street, NW
Washington, DC 20001
________________________________________
(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5953

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

4301 WILSON BOULEVARD
ARLINGTON, VA 22203-1860

1-800-258-3030
www.homesteadfunds.com

August 15, 2012

Dear Shareholder:

Enclosed is your copy of the 2012 Homestead Funds semi-annual report. The report contains information on each of the eight Homestead Funds, including portfolio holdings, performance information, and a review of market conditions.

The capital markets headed into the summer worried that slow growth at home and in the Eurozone would dampen the United States’ economic recovery. As in 2010 and 2011, stocks turned down sharply on European debt worries. While the economy had seemed resistant to European weakness, the lack of U.S. job creation prompted doubt that this would continue. The market rebounded, however, with the S&P 500 Index posting a strong gain on the last trading day of the second quarter. Overall, U.S. stock and bond markets finished with a positive return for the six-month period ending June 30th.

Looking ahead to the second half of the year, unemployment persists at high levels, retail sales are sluggish, and the so-called “fiscal cliff” looms at year’s end (when tax increases and deep spending cuts will take effect unless Congress reaches a budget agreement). Uncertainty surrounding these issues leaves some companies reluctant to expand and hire. On the positive side, corporate balance sheets, in general, have strengthened, the housing market has shown signs of improvement, and higher levels of manufacturing have become more evident. These positives could eventually set the stage for increased consumer spending, an essential ingredient for growth.

I hope this information will be helpful in understanding how your investments have performed so far this year. Additionally, I encourage you to take a look at our other fund offerings. Homestead Funds’ representatives can help you with your portfolio, relative to your financial goals and risk tolerance. Please give them a call at 1-800-258-3030 between the hours of 8:30 am and 5:00 pm, ET.

We appreciate your business and continued trust as an investor in Homestead Funds.

Sincerely,

Peter R. Morris
President and CEO

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor. 8/12

Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

SEMI-ANNUAL REPORT
JUNE 30, 2012

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Growth Fund	12
Small-Company Stock Fund	14
International Value Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	21
Short-Term Government Securities Fund	23
Short-Term Bond Fund	27
Stock Index Fund	36
Value Fund	37
Growth Fund	38
Small-Company Stock Fund	40
International Value Fund	42
STATEMENTS OF ASSETS AND LIABILITIES	44
STATEMENTS OF OPERATIONS	46
STATEMENTS OF CHANGES IN NET ASSETS	48
FINANCIAL HIGHLIGHTS
Daily Income Fund	50
Short-Term Government Securities Fund	51
Short-Term Bond Fund	52
Stock Index Fund	53
Value Fund	54
Growth Fund	55
Small-Company Stock Fund	56
International Value Fund	57
NOTES TO FINANCIAL STATEMENTS	58
DIRECTORS AND OFFICERS	62
APPENDIX-S&P 500 STOCK MASTER PORTFOLIO	63

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of June 30, 2012, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION
Daily Income Fund

MARKET CONDITIONS
During the first half of 2012, the Federal Reserve maintained its accommodative policy of exceptionally low interest rates and extended its outlook for keeping rates low through late 2014. Consequently, short-term interest rates in high-quality credit markets of the type in which the Daily Income Fund invests have remained at historically low levels. Employment growth, which had been encouraging early in the year, has slowed in recent months, prompting fears that the economy is heading into another recession. The lack of a political consensus on handling the federal budget deficit has contributed to a general sense of uncertainty.

FUND PERFORMANCE
The Daily Income Fund earned an annualized total return of 0.01% for the first half of 2012. The seven-day effective annualized yield was 0.01%, unchanged from December 2011. Interest income for the Fund is netted against operating expenses. With interest income at historic lows, RE Advisers, investment manager to the Funds, continues to voluntarily waive fees and/or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Federal Reserve continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

OUTLOOK
The Federal Reserve has indicated its intention to maintain interest rates at exceptionally low levels through late 2014. We anticipate a stable share price but little investment return until economic activity surprises to the upside, credit demand increases and the Federal Reserve moves away from its policy of low short-term interest rates.

2 |Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/12
Daily Income Fund	0.01%	0.94%	1.55%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the Fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD
Annualized 7-day effective yield quoted 06/30/12		0.01%

SECURITY DIVERSIFICATION	on 12/31/11	on 06/30/12
(% of total investments)
Commercial paper	67.9%	69.8%
U.S. Government obligations	18.2%	17.1%
Corporate bonds	4.2%	3.3%
Short-term and other assets	9.7%	9.8%
Total	100.0%	100.0%

MATURITY	on 12/31/11	on 06/30/12
Average Weighted Maturity	51 days	45 days

Performance Evaluation |3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and Short-Term Bond Fund

MARKET CONDITIONS
During the first half of 2012, the bond market generated modest positive returns as most of the same issues that dominated 2011 persisted into the New Year. The Federal Reserve continued its zero interest rate monetary policy, along with an expanding balance sheet; economic growth remained anemic given the amount of monetary and fiscal stimulus employed; the unemployment rate remained stubbornly high; and troubles in Europe continued as the European sovereign debt crisis engulfed Spain and Italy. While the housing market began to show real signs of life and auto sales remained firm, worries about Europe, a slowing Chinese economy and the potential “fiscal cliff” of tax increases and spending cuts that the economy faces at year-end led the Federal Reserve to downgrade its assessment for U.S. growth and employment at the June 20, 2012 Federal Open Market Committee (FOMC) meeting. The Fed also announced an extension of “Operation Twist”, i.e., the selling of shorter-term Treasuries and the buying of longer-term Treasuries, that was due to expire in June but will now carry through to the end of 2012. The Fed continued to follow its dual mandate of both full employment and keeping inflation low in conducting monetary policy, and while the June unemployment rate of 8.2% was not close to a full employment level, inflation as measured by the Consumer Price Index fell to 1.7% year over year in May, compared to 3.8% in the year-earlier period. While “core” CPI rose to 2.3% from 1.5% over the same time period and would normally be seen as worrisome, the absolute level gives the Fed no obstacle in pursuing its current aggressive monetary policy.

The European sovereign debt crisis continued to be the focus of the market’s attention as Spanish government bond yields rose sharply because of Spanish bank bailouts and a resultant jump in Spanish borrowing needs— which the government would have difficulty financing as 10-year yields flirted with 7% as compared to the 5% area at the end of 2011. This yield surge spilled over somewhat into Italian bond yields and, given the government bond holdings of most of the major financial institutions in both Spain and Italy, created a negative feedback loop (i.e., the higher sovereign bond yields go the weaker the bank balance sheets become). While the near-term liquidity of large banks was addressed by the European Central Bank’s (ECB) long-term refinancing operations, which supplied cheap three-year funding, bank solvency ultimately would be questioned if Spain and/or Italy were to default. While the ECB could have resumed the purchase of Spanish and Italian debt in order to drive down yields, it preferred to keep pressure on sovereign countries to get their fiscal houses in order by waiting on the start of the European Stability Mechanism bailout fund, which could take on the role of sovereign bond buyer. Other ideas such as joint Eurobond issuance, while favored by nations under financial stress, were not welcomed by the few remaining “AAA” EU members like Germany and Finland, whose own credit ratings would undoubtedly face downward pressure should Eurobonds be issued. At the end of June, the EU agreed to restructure Spanish banks directly instead of lending funds to the Spanish government, thereby avoiding another situation as in Ireland whose bank recapitalization needs were so large that they destroyed the country’s borrowing ability. The Spanish bank plan is contingent on the establishment of a central bank regulatory board.

While U.S. Gross Domestic Product was growing at a rate of about 2%, which is not strong enough to substantially lower the unemployment rate, several indicators continued to show strength. Auto sales averaged an annualized 14.3 million units in 2012 as compared to 12.6 million in 2011’s first half, and the downtrodden housing market appeared to be bottoming as the National Association of Home Builders market index averaged 27 during the period after an average of 16 in 2011. The most recent reading of 29 was a five-year high. In spite of suspect employment prospects, consumer sentiment improved, according to the University of Michigan survey, which averaged 75.9, as

4 |Performance Evaluation

compared to 72.5 in the first half of 2011. Although wage growth has only averaged about 2% over the last year, consumer credit use (excluding real estate) exploded upwards, with an average monthly increase of $12.9 billion through the end of May, versus $6.4 billion over the same period in 2011. Even with the consumer doing their part, slower growth in China and Europe’s recession had their impact on manufacturing as the June ISM manufacturing survey dipped to 49.7, a contractionary level, after averaging 53.0 in the first half of 2012 and 55.2 for calendar year 2011. In spite of the weak ISM number, however, industrial production through May rose 1.4%, compared to just 0.6% over the same period in 2011.

The FOMC maintained its federal funds rate target in a range of 0.00% to 0.25%. At its January 25, 2012 meeting, the FOMC announced that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through late 2014. The FOMC subsequently reaffirmed this pledge, and at its June 20, 2012 meeting pledged to take further action as appropriate to support the economy.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 0.65% for the first half of 2012 compared to the benchmark return of 0.40%. Relative outperformance was a result of narrowing credit spreads during the period, which had a spillover impact into government-guaranteed bonds other than U.S. Treasuries as investors sought investment vehicles with greater return potential. All of the Fund’s sectors contributed positively to performance, with no one sector strongly outperforming or underperforming the others.

The Short-Term Bond Fund returned 2.18% for the first half of 2012 compared to the benchmark return of 1.24%. Relative outperformance was a result of tighter credit spreads, particularly for financial issuers in both the domestic and Yankee space, as investors chased yield given the lack of attractive risk-free alternatives.  Mortgages were also strong relative performers for the period, while the asset-backed sector underperformed compared to the other sectors in the Fund.

OUTLOOK
The domestic economy likely will continue to grow at a modest pace given the Fed’s very easy monetary policy, the positive wealth effect from rising equity prices, positive, though sluggish, job growth, a turning residential real estate market and the recent decline in energy prices. While various economic headwinds exist, we believe that the Chinese economy is unlikely to slow sharply from here given recent renewed stimulus measures. It is also our opinion that European leaders are likely to do just enough to keep the Eurozone together and that Washington will reach a last-minute solution to avoid falling off the “fiscal cliff” in 2013.

Interest rates are extremely low and are likely to remain so for the foreseeable future, yet on any growth scare (e.g., economic data comes in stronger than forecast), yields could experience a short, sharp violent reaction upwards. Given the Federal Reserve’s anchoring of short-term rates at zero and investors’ voracious appetite for income, any back-up in rates is likely to be short-lived.
Performance Evaluation |5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/12
Short-Term Government Securities Fund	1.76%	3.34%	2.91%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	2.22%	4.45%	3.72%

SECURITY DIVERSIFICATION	on 12/31/11	on 06/30/12
(% of total investments)
Government-guaranteed agencies	57.0%	57.6%
U.S. Treasuries	19.9%	15.4%
Corporate bonds	6.8%	8.5%
Mortgage-backed securities	5.9%	4.4%
Municipal bonds	5.2%	3.9%
Asset-backed securities	2.1%	1.7%
Short-term and other assets	3.1%	8.5%
Total	100.0%	100.0%

MATURITY	on 12/31/11	on 06/30/12
Average Weighted Maturity	2.75 years	2.89 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6 |Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/12
Short-Term Bond Fund	2.51%	4.88%	3.94%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	2.53%	4.66%	4.08%

SECURITY DIVERSIFICATION	on 12/31/11	on 06/30/12
(% of total investments)
Corporate bonds	34.8%	30.6%
Yankee bonds	13.6%	18.2%
Asset-backed securities	14.8%	15.4%
Municipal bonds	16.2%	15.2%
Mortgage-backed securities	9.2%	8.1%
U.S. Government obligations	8.6%	6.1%
Short-term and other assets	2.8%	6.4%
Total	100.0%	100.0%

MATURITY	on 12/31/11	on 06/30/12
Average Weighted Maturity	2.79 years	2.73 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
Performance Evaluation |7

PERFORMANCE EVALUATION
Stock Index Fund

MARKET CONDITIONS
Following a highly volatile 2011, financial markets began the New Year with relative calm as the debt situation in Europe stabilized and global liquidity conditions returned to normal, due mainly to the European Central Bank’s long-term refinancing operations. U.S. economic indicators were positive, with particularly encouraging reports from the labor market, and the outlook for the global economy brightened. As the investment environment improved and corporate earnings continued to be strong, U.S. equities moved boldly higher through the first two months of 2012.

The rally softened in March when the tone of global news flow darkened. Investors reverted to “risk off” mode, and heightened volatility returned to the markets as Europe’s debt problems boiled over once again. Political instability in Greece caused anxiety about whether the country would continue its membership in the Eurozone. In Spain, political leaders faced severe deficit and policymaking issues, while the nation’s banks clamored for liquidity and yields on Spanish government debt rose to levels deemed unsustainable. Heavily-indebted Italy saw its borrowing costs rise amid mounting pressure across the region. Stock markets around the world saw increased volatility as investors reacted to news from Europe where leaders conferred and debated vehemently over the need for fiscal integration among the 17 Eurozone nations.

Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Chinese manufacturing and exports suffered due to weakening demand from larger, developed countries such as those in Europe. Many European countries fell into recession. In the United States, disappointing jobs reports in the second quarter dealt a crushing blow to sentiment for the U.S. economy after the labor market had been a bright spot earlier in the year.

The resurgence of concerns about global growth and Europe’s debt problems drove equity prices down through April and May. In June, U.S. stocks began a modest rebound as European leaders ramped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

INDEX AND FUND PERFORMANCE
For the six months ended June 30, 2012, the Stock Index Fund returned 9.12%, while the U.S. large-cap market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, advanced 9.49%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by primarily large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

The U.S. economy remained strong relative to other parts of the world, and year-to-date, U.S. stocks generally outperformed international equity markets, which experienced higher levels of volatility amid global uncertainty. Telecommunications Services (+16.51%) was the strongest-performing sector in the S&P 500 Index for the period. Financials (+13.72%) staged a rebound from their 2011 lows. Information Technology (+13.34%), Consumer Discretionary (+12.95%) and Health Care stocks (+10.97%) also performed particularly well. Energy (-2.34%) was the only sector to finish in negative territory as falling natural gas prices hurt returns.

During the six-month period, as changes were made to the composition of the S&P 500 Index, the S&P 500 Stock Master Portfolio, the master portfolio in which the Fund invests, purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

8 |Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/12
Stock Index Fund	4.84%	-0.32%	4.68%
Standard & Poor’s 500 Stock Index	5.45%	0.22%	5.33%

INDUSTRY DIVERSIFICATION	% of Total Long-Term Investments at 06/30/12*		% of Total Long-Term Investments at 06/30/12*
Information technology	19.8%	Energy	10.8%
Financials	14.4%	Industrials	10.4%
Health care	12.0%	Utilities	3.7%
Consumer staples	11.3%	Materials	3.4%
Consumer discretionary	11.0%	Telecommunication services	3.2%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Long-Term Investments at 06/30/12*		% of Total Long-Term Investments at 06/30/12*

Apple Inc.	4.4%	AT&T Inc.	1.7%
Exxon Mobil Corp.	3.3%	Chevron Corp.	1.7%
Microsoft Corp.	1.9%	Johnson & Johnson	1.5%
International Business Machines Corp.	1.8%	Wells Fargo & Co.	1.4%
General Electric Co.	1.8%	The Coca-Cola Co.	1.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2001. The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete semi-annual report of the S&P 500 Stock Master Portfolio.
Performance Evaluation |9

PERFORMANCE EVALUATION
Value Fund

MARKET CONDITIONS
Major equity indexes increased through the end of March, then reversed course through the end of May. Markets recovered again to finish the first half up nearly 10% as measured by the S&P 500 Stock Index.

The year began with forecasts for an improving economy, and results initially exceeded expectations. Strong performance can be attributed to a number of factors, including the fact that a very mild winter in North America brought forward more economic activity earlier than would be the case in a more typical year. However, as the first half wore on, economic progress waned, and fears over Europe’s banking and debt troubles began to outweigh the economic progress of the first three months of 2012 in the eyes of some investors.

Elsewhere, commodity prices remained constrained with oil hovering at or below $90 per barrel. Inflation remained in abeyance, and expectations for low inflation continue for the immediate future. Businesses are still cautious about capital investment and hiring, as uncertainty about regulation and tax policy persists.

FUND PERFORMANCE
The Value Fund returned 6.48% for the first six months of 2012, and its benchmark index, the unmanaged S&P 500 Stock Index, increased 9.49%. Underperformance was due primarily to Information Technology sector holdings. The Fund’s positions in Hewlett Packard Company, Dell Inc. and Cisco Systems, Inc. had a detrimental effect on results for the first half. Outside Information Technology, sector results were in line with those of the benchmark. Dean Foods Company, Dillard’s Inc. and Abbott Laboratories all had better results than the overall index.

OUTLOOK
The outlook for the economy is one of tepid growth. Business remains cautious and appears to be prepared for a number of potential outcomes. Uncertainty persists in the areas of global economic growth, financial turbulence in Europe, China’s slowing economy and the November elections in the United States. This last issue will have important consequences for fiscal, tax and regulatory policy, both immediately after the election in a lame duck session and during the new Congress in January 2013.

The general consensus is for real U.S. Gross Domestic Product growth of 1.5% for the remainder of the year. Unfortunately, that rate of economic growth is slow enough that it feels like a recession. Corporate balance sheets remain liquid due to the hesitation of management to commit large amounts of capital on new expansion. Instead, some managers are opting to return capital to shareholders while awaiting greater clarity about the future. Commodity prices remain in check as economies around the globe have slowed. Housing in the United States has shown improvement, but it is likely to progress in fits and starts. Unemployment remains high and job growth anemic.

On the positive side, managements continue to make adjustments to their companies’ operations and strive to be more efficient and competitive. In this uncertain market environment, we continue to search for and find what we believe to be attractive investment opportunities for our investors.

10 |Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/12
Value Fund	0.04%	-1.65%	5.54%
Standard & Poor’s 500 Stock Index	5.45%	0.22%	5.33%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
Health care	22.3%	Consumer discretionary	6.9%
Industrials	17.5%	Materials	6.1%
Information technology	16.3%	Consumer staples	4.5%
Energy	14.4%	Short-term and other assets	3.8%
Financials	8.2%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
Bristol-Myers Squibb Co.	5.1%	Chevron Corp.	3.6%
Intel Corp.	5.1%	General Electric Co.	3.5%
Abbott Laboratories	4.4%	Genuine Parts Co.	3.3%
Pfizer Inc.	4.4%	Parker-Hannifin Corp.	3.3%
Dow Chemical Co. (The)	3.8%	Cisco Systems, Inc.	3.0%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
Performance Evaluation |11

PERFORMANCE EVALUATION
Growth Fund

MARKET CONDITIONS
U.S. stocks produced moderate gains in the first half of 2012, extending the rebound that started last October. Market volatility was high, driven by global economic uncertainty and European sovereign debt concerns. Stocks rose briskly in the first quarter amid optimism about U.S. economic growth, particularly employment trends. However, equities surrendered some of their gains in the second quarter as U.S. job growth moderated, the Chinese economy decelerated and the situation in the Eurozone deteriorated. The period ended with a European summit that resulted in policy announcements reflecting concrete steps toward greater European integration.

FUND PERFORMANCE
The Fund returned 11.37% for the past six months and outperformed its benchmark, the Russell 1000 Growth Index, which increased 10.08%. Sector allocation, notably overweight positions in Health Care and Information Technology, drove results versus the index. Stock selection was also beneficial, especially in the Consumer Discretionary, Health Care and Telecommunication Services sectors.

The Fund’s Consumer Discretionary stocks outpaced those in the benchmark, led by Priceline.com, Inc. and Amazon.com, Inc. Both companies were top absolute contributors. The share price of Priceline.com rose as booking travel online continues to increase. Amazon.com’s share price rose during the period after the company reported an improvement in revenue and repurchased $960 million of stock.

The Health Care sector outperformed, helped by stock selection and an overweight position. Edwards Lifesciences Corporation, a maker of products to treat cardiovascular disease, reported strong first-quarter earnings and received approval from the U.S. Food and Drug Administration to use its transcatheter heart valve in patients.

Stock selection in the Telecommunication Services sector also provided a boost to relative performance. Fund holding Crown Castle International Corp. and other wireless tower companies have benefited from demand for higher data capacity as consumers worldwide continue to adopt smartphones.

The Fund’s Information Technology stocks trailed those in the index. In particular, Juniper Networks, Inc., San- Disk Corporation and Google, Inc. hampered performance in the sector. Juniper Networks and other networking companies were impacted as macroeconomic concerns led businesses to reduce infrastructure spending. SanDisk, a manufacturer of flash memory used in smartphones, was hurt by oversupply in the market, which resulted in lower memory prices. Google saw advertising rates decline more than expected. In addition, the company continues to face antitrust battles, which may have concerned investors.

OUTLOOK
The market environment has changed dramatically in recent months. Although the U.S. economy continues to demonstrate slow, steady growth, developments in Europe have led to growing caution among investors. A softer Chinese economy and fiscal uncertainty in the U.S. have further dampened risk appetites.

Despite risks to the global economy, U.S. corporate fundamentals generally appear strong. Stock valuations look appealing once again following May’s sharp sell-off and June’s volatility. We believe our disciplined, bottom-up approach to investing, rather than attempting to gauge the impact of macroeconomic events on financial markets, will continue to serve our investors well in the coming months.

12 |Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/12
Growth Fund*	4.06%	3.91%	7.58%
Russell 1000 Growth Index	5.76%	2.87%	6.03%
Standard & Poor’s 500 Stock Index	5.45%	0.22%	5.33%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
Information technology	36.6%	Materials	3.3%
Consumer discretionary	18.6%	Telecommunication services	2.9%
Health care	15.0%	Financials	2.5%
Industrials	13.0%	Consumer staples	0.5%
Energy	6.0%	Short-term and other assets	1.6%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
Apple Inc.	10.1%	Crown Castle International Corp.	2.9%
Google Inc. (Class A)	4.1%	MasterCard Inc.	2.6%
Amazon.com, Inc.	3.6%	Starbucks Corp.	2.5%
Priceline.com Inc.	3.5%	Boeing Co. (The)	2.3%
Danaher Corp.	3.3%	Union Pacific Corp.	2.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.
Performance Evaluation |13

PERFORMANCE EVALUATION
Small-Company Stock Fund

MARKET CONDITIONS
Markets began 2012 much like the two previous years—with expectations for the economy to improve throughout the year. Small-capitalization indexes appreciated through mid-March before turning negative at the end of May. Subsequently, they turned upward again, finishing the first half of the year in positive territory.

FUND PERFORMANCE
The Fund returned 9.13% in the first half of 2012, while its benchmark, the Russell 2000 Index, increased 8.53%. Outperformance was helped by larger than index positions in Industrials, Consumer Discretionary, and Consumer Staples. Appreciation in the stock prices of Dean Foods Company, United Natural Foods, Inc. and The Manitowoc Company, Inc. contributed to the better than index results. Positions in ManTech International Corporation and Rofin-Sinar Technologies, Inc., along with SM Energy Company, Helmerich & Payne, Inc. and Cimarex Energy Co. detracted from returns during the period.

New names included Cass Information Systems, Inc., a provider of freight and utility invoice payment services; Dycom Industries, Inc., which provides engineering, construction and maintenance services to U.S.-based telecom providers; Matthews International Corporation, a designer and manufacturer of memorialization products; and UMB Financial Corporation, a multi-bank holding company covering the central Midwest in the United States.

OUTLOOK
As the second half of 2012 commences, the outlook for the economy remains mixed, echoing the previous two summers. Some U.S. indicators point toward improvement, while others show an economy still tepid, though probably not so weak as to slip into recession—for now.

Expectations that the second half of 2012 would show improvement are beginning to evaporate as businesses remain reluctant to hire or to commit capital in light of uncertainty and lack of clear direction in the economy, let alone unresolved regulatory, tax and fiscal policy.

This leaves out the impact of European debt problems and weakness in China and India, which further complicate matters. Underlying these impediments to global growth is too much financial leverage, which remains a concern.

In this environment, however, businesses are not idle in regards to their operations and are constantly tweaking their processes to improve their competitive positions and financial returns. As we continue to screen for these companies, we appreciate your trust and investment.

14 |Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/12
Small-Company Stock Fund	1.28%	5.69%	8.77%
Russell 2000 Index	-2.08%	0.54%	7.00%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
Industrials	25.4%	Financials	6.9%
Consumer staples	14.5%	Energy	2.9%
Consumer discretionary	12.9%	Health care	2.9%
Information technology	9.1%	Short-term and other assets	18.0%
Materials	7.4%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
iShares Russell 2000 Value Index	4.1%	Cracker Barrel Old Country Store, Inc.	3.0%
iShares S&P SmallCap 600 Value Index	4.0%	Belden Inc.	3.0%
Dean Foods Co.	3.8%	United Natural Foods, Inc.	3.0%
Applied Industrial Technologies, Inc.	3.2%	Olin Corp.	3.0%
Harris Teeter Supermarkets, Inc.	3.2%	STERIS Corp.	2.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.
Performance Evaluation |15

PERFORMANCE EVALUATION
International Value Fund

MARKET CONDITIONS
Following a strong start to the year, global equity markets declined in the latter part of the period. Volatility and correlations rose as risk aversion returned. Investors focused on the unrelenting European sovereign debt crisis and signs of slowing global growth. Much of the weakness occurred following the Greek elections and their subsequent inability to form a government, calling into question both the country’s commitment to stay in the Eurozone and concerns of potential contagion spreading to other countries. During the second half of the six-month period, value investors faced a hostile market environment. Defensive stocks that were more expensive on a relative basis outperformed, while attractively valued stocks underperformed, becoming even cheaper. Traditional value metrics such as low price/earnings and low price/book have been out of favor for an extended period of time.

FUND PERFORMANCE
For the six-month period ending June 30, 2012, the Fund returned 1.51% versus MSCI EAFE, which gained 2.96%.

Top contributors on a country basis were Hong Kong, the Netherlands and the United Kingdom, while the top detractors included Brazil, Portugal and Germany. On a sector basis, the top contributors were Materials, Energy and Information Technology, while Consumer Staples, Financials and Health Care detracted.

Best performing stocks for the period included New World Development Company Ltd. (Hong Kong/Financials), Nikon Corporation (Japan/Consumer Discretionary) and Aegon N.V. (Netherlands/Financials). Stocks that most detracted from performance included Banco Espirito Santo SA (Portugal/Financials), Rossi Residencial SA (Brazil/Consumer Discretionary) and Credit Suisse Group AG (Switzerland/Financials).

OUTLOOK
In Europe, policy response thus far has been insufficient to quell the debt crisis. Despite the hiccups, we remain steadfast in our belief that the Euro will remain intact. The cost of a breakup is much higher to all member countries than the cost to stay together. Ultimately, the solution is a political one with Germany as the linchpin. Developments late in the period indicated that Germany is willing to compromise and is committed to the Euro and the periphery. European markets are likely to remain volatile and highly sensitive to news flow, but with valuations approaching 30-year lows, we believe there is potential for significant gains for patient investors.

Stocks are especially cheap relative to bonds. In many countries, especially Germany and Switzerland, short-term bond yields are negative, meaning risk aversion is so high that some investors are willing to pay a premium to ensure safety of principal. Such an extreme is unlikely to persist, especially with dividend yields at two to three times comparable long-term interest rates. Corporate managers are beginning to take notice of this anomaly.

While Europe remains in the spotlight, other areas of the world bear watching. Large developing economies like China, India and Brazil, once relied on as key drivers of global economic growth, have decelerated in recent months. The three aforementioned nations are cutting interest rates aggressively to stimulate economic activity. The selloff seen in several of these markets may create opportunities for investment as we believe their growth rates will be superior to the developed world over the long term.

In the past 25 years, we have experienced our share of international crises. Each resulted in a brief period of underperformance followed by significant outperformance. Managing market volatility is challenging, and this volatility can be precipitated by unpredictable events. We believe during times like this that the best course of action is to adhere to a disciplined investment approach, focus on fundamentals and be positioned for an eventual recovery.

16 |Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
periods ended 06/30/12
International Value Fund*	-19.09%	-6.55%	4.37%
MSCI® EAFE® Index	-13.83%	-6.10%	5.14%

COUNTRY DIVERSIFICATION	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
Japan	19.0%	Spain	1.9%
Switzerland	12.6%	Denmark	1.9%
Britain	12.1%	Singapore	1.8%
France	10.0%	Canada	1.5%
Germany	7.5%	Brazil	1.5%
Netherlands	4.5%	Australia	1.1%
Italy	3.8%	Finland	1.0%
Republic of South Korea	3.7%	Portugal	1.0%
Thailand	3.7%	Norway	0.9%
Hong Kong	2.8%	China	0.9%
Israel	1.9%	Short-term and other assets	4.9%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/12		% of Total Investment at 06/30/12
WPP Group PLC	2.6%	Roche Holding AG	2.4%
Sumitomo Corp.	2.6%	BAE Systems PLC	2.3%
Bridgestone Corp.	2.5%	PTT Public Company Ltd.	2.3%
Nikon Corp.	2.5%	Nissan Motor Co., Ltd.	2.3%
AEGON NV	2.4%	Eni SpA	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made on December 31, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.
Performance Evaluation |17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2012 and held through June 30, 2012.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short- Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares or exchange your shares for shares of another Fund less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 | Expense Example

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Perioda	Annualized Expense Ratio for the Six Month Period Ended June 30, 2012
DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.46	$0.66	0.13%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$1,006.52	$3.48	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.51	0.70%

SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,022.00	$3.82	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.82	0.76%

STOCK INDEX FUNDb
Actual Return	$1,000.00	$1,094.74	$3.12	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.02	0.60%

VALUE FUND
Actual Return	$1,000.00	$1,066.57	$3.52	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.45	0.69%

GROWTH FUND
Actual Return	$1,000.00	$1,119.22	$4.99	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.76	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,094.84	$5.40	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.87	$5.21	1.04%

INTERNATIONAL VALUE FUND
Actual Return	$1,000.00	$1,015.20	$4.96	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$4.97	0.99%

a.
The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182, then divided by 366.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example|19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homestead funds.com or upon request by calling 1-800-258-3030. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge upon request by calling 1-800-258-3030 and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

20 | Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
June 30, 2012 (Unaudited)

CORPORATE NOTES	Interest Rate/Yield	Maturity Date	Face Amount	Value
(3.3% of portfolio)
General Electric Capital Corp.	3.50%	08/13/12	$2,828,000	$2,838,118
General Electric Capital Corp.	5.25	10/19/12	1,414,000	1,434,599
John Deere Capital Corp.	5.25	10/01/12	500,000	506,160
John Deere Capital Corp.	4.95	12/17/12	489,000	499,392
PACCAR Financial Corp.	1.95	12/17/12	1,000,000	1,007,415
Total Corporate Notes (Cost $6,285,684)				6,285,684

COMMERCIAL PAPER
(69.8% of portfolio)
Air Liquide US LLC (a)	0.17	07/09/12	2,000,000	1,999,925
Air Liquide US LLC (a)	0.17	07/20/12	7,500,000	7,499,327
American Honda Finance Corp.	0.17	07/25/12	944,000	943,893
American Honda Finance Corp.	0.17	09/05/12	3,000,000	2,999,065
Coca-Cola Co. (a)	0.15	07/27/12	2,500,000	2,499,729
Coca-Cola Co. (a)	0.20	08/20/12	2,000,000	1,999,444
Coca-Cola Co. (a)	0.21	10/02/12	2,000,000	1,998,915
Coca-Cola Co. (a)	0.21	10/05/12	2,000,000	1,998,880
Coca-Cola Co. (a)	0.23	10/17/12	1,000,000	999,310
ConocoPhillips Qatar Funding Ltd. (a)	0.15	07/03/12	1,600,000	1,599,987
ConocoPhillips Qatar Funding Ltd. (a)	0.19	07/23/12	1,000,000	999,884
ConocoPhillips Qatar Funding Ltd. (a)	0.19	09/07/12	3,000,000	2,998,923
ConocoPhillips Qatar Funding Ltd. (a)	0.20	09/18/12	2,000,000	1,999,122
Deere & Co. (a)	0.16	07/26/12	3,000,000	2,999,667
E.I. Du Pont De Nemours & Co. (a)	0.20	08/20/12	1,100,000	1,099,694
E.I. Du Pont De Nemours & Co. (a)	0.17	08/20/12	1,000,000	999,764
E.I. Du Pont De Nemours & Co. (a)	0.23	09/18/12	2,000,000	1,998,991
E.I. Du Pont De Nemours & Co. (a)	0.19	09/28/12	3,000,000	2,998,591
General Electric Capital Corp.	0.25	10/22/12	2,000,000	1,998,431
Google Inc. (a)	0.14	07/20/12	2,000,000	1,999,852
Google Inc. (a)	0.13	08/08/12	5,000,000	4,999,314
Google Inc. (a)	0.15	08/10/12	2,000,000	1,999,667
John Deere Bank SA (a)	0.17	07/19/12	1,000,000	999,915
John Deere Bank SA (a)	0.19	08/14/12	2,000,000	1,999,536
John Deere Bank SA (a)	0.17	08/21/12	2,000,000	1,999,518
Johnson & Johnson (a)	0.13	07/13/12	5,000,000	4,999,783
L’Oreal USA Inc. (a)	0.14	07/09/12	2,000,000	1,999,938
L’Oreal USA Inc. (a)	0.15	07/24/12	3,000,000	2,999,713
L’Oreal USA Inc. (a)	0.12	07/25/12	2,000,000	1,999,840
L’Oreal USA Inc. (a)	0.14	08/07/12	2,000,000	1,999,712
Metlife Funding Inc.	0.15	07/11/12	9,500,000	9,499,604
Nestle Capital Corp. (a)	0.17	08/16/12	3,000,000	2,999,348
Nestle Capital Corp. (a)	0.16	08/29/12	2,000,000	1,999,476
Nestle Capital Corp. (a)	0.15	10/16/12	2,000,000	1,999,108
PACCAR Financial Corp.	0.16	08/16/12	2,000,000	1,999,591
PACCAR Financial Corp.	0.17	09/12/12	4,000,000	3,998,621
PepsiCo, Inc. (a)	0.14	08/17/12	2,000,000	1,999,634
PepsiCo, Inc. (a)	0.12	08/24/12	2,450,000	2,449,559
Procter & Gamble Co. (a)	0.14	07/30/12	4,400,000	4,399,504
Procter & Gamble Co. (a)	0.14	09/12/12	2,000,000	1,999,432
Total Capital Canada, Ltd. (a)	0.17	07/10/12	5,000,000	4,999,788
Total Capital Canada, Ltd. (a)	0.19	08/02/12	2,000,000	1,999,662
Total Capital Canada, Ltd. (a)	0.25	10/26/12	1,000,000	999,188
Toyota Motor Credit Corp.	0.15	07/02/12	4,000,000	3,999,983
Toyota Motor Credit Corp.	0.25	10/02/12	2,500,000	2,498,385
Toyota Motor Credit Corp.	0.20	10/23/12	2,000,000	1,998,733
UBS Finance Delaware LLC	0.22	08/27/12	2,000,000	1,999,319
Unilever Capital Corp. (a)	0.14	08/02/12	2,500,000	2,499,689

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments |21

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(Commercial Paper continued)
Unilever Capital Corp. (a)	0.15%		08/27/12	$1,000,000	$999,763
Unilever Capital Corp. (a)	0.21		08/31/12	2,000,000	1,999,288
Unilever Capital Corp. (a)	0.17		10/04/12	3,000,000	2,998,654
Wal-Mart Stores, Inc. (a)	0.15		08/06/12	4,000,000	3,999,400
Total Commercial Paper (Cost $134,964,059)					134,964,059

U.S. GOVERNMENT OBLIGATIONS
(17.1% of portfolio)
U.S. Treasury Note	1.50		07/15/12	5,000,000	5,002,680
U.S. Treasury Note	4.38		08/15/12	6,000,000	6,031,564
U.S. Treasury Note	0.38		08/31/12	11,000,000	11,004,490
U.S. Treasury Note	1.38		09/15/12	6,000,000	6,015,389
U.S. Treasury Note	3.88		10/31/12	5,000,000	5,061,984
Total U.S. Government Obligations (Cost $33,116,107)					33,116,107

MONEY MARKET ACCOUNT
(9.8% of portfolio)
State Street Institutional Liquid Reserves Fund	0.20	(b)		19,048,751	19,048,751
Total Money Market Account (Cost $19,048,751)					19,048,751
TOTAL INVESTMENTS IN SECURITIES (Cost $193,414,601)—100%					$193,414,601

(a)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $103,028,434 and represents 53.3% of total investments.

(b)	7-day yield at June 30, 2012.

The accompanying notes are an integral part of these financial statements.

22 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
June 30, 2012 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(1.7% of portfolio)
Small Business Administration 93-20J	5.90%		10/01/13	$8,594	$8,829
Small Business Administration 98-20D	6.15		04/01/18	17,946	19,555
Small Business Administration 98-20E	6.30		05/01/18	20,366	22,280
Small Business Administration 98-20H	6.15		08/01/18	8,715	9,500
Small Business Administration 99-20D	6.15		04/01/19	30,595	33,590
Small Business Administration 04-20B	4.72		02/01/24	79,271	87,095
Small Business Administration 04-20C	4.34		03/01/24	107,823	118,331
Small Business Administration 05-10E	4.54		09/01/15	20,308	21,086
Small Business Administration Pool # 100075	3.50		05/25/19	30,844	31,238
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	3,691	3,726
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	12,351	12,374
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	35,751	35,723
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	2,927	2,957
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	28,766	28,958
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	20,975	20,995
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	5,126	5,115
Small Business Investment Companies 02-20K	5.08		11/01/22	30,627	33,952
Small Business Investment Companies 02-P10B	5.20		08/10/12	46,263	46,510
Small Business Investment Companies 03-10A	4.63		03/10/13	356,285	364,409
Small Business Investment Companies 03-10B	3.39		03/01/13	5,779	5,826
Small Business Investment Companies 03-P10A	4.52		02/10/13	3,598	3,670
Small Business Investment Companies 03-P10B	5.14		08/10/13	24,580	25,502
Small Business Investment Companies 04-10A	4.12		03/10/14	78,431	81,258
Small Business Investment Companies 04-10B	4.68		09/10/14	179,268	187,846
Small Business Investment Companies 04-P10A	4.50		02/10/14	26,209	26,965
Small Business Investment Companies 05-10B	4.94		09/10/15	140,331	150,998
Small Business Investment Companies 05-P10A	4.64		02/10/15	32,012	33,954
Small Business Investment Companies 07-10A	5.38		03/10/17	62,028	68,266
Total Asset Backed Securities (Cost $1,394,956)					1,490,508

MORTGAGE BACKED SECURITIES
(4.4% of portfolio)
FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	663,291	669,459
GNMA #2602	6.00		06/20/28	50,103	56,490
GNMA #2707	5.50		01/20/14	3,076	3,340
GNMA #8004	1.63	(a)	07/20/22	21,518	22,255
GNMA #8006	1.63	(a)	07/20/22	22,298	23,062
GNMA #8038	1.63	(a)	08/20/22	13,222	13,675
GNMA #8040	2.00	(a)	08/20/22	35,111	36,391
GNMA #8054	1.63	(a)	10/20/22	8,504	8,811
GNMA #8076	1.63	(a)	11/20/22	14,406	14,926
GNMA #8102	4.00	(a)	02/20/16	3,341	3,514
GNMA #8103	4.00	(a)	02/20/16	13,773	14,496
GNMA #8157	1.63	(a)	03/20/23	23,233	24,090
GNMA #8191	2.38	(a)	05/20/23	40,309	41,866
GNMA #8215	2.38	(a)	04/20/17	2,844	2,954
GNMA #8259	1.63	(a)	08/20/23	11,747	12,149
GNMA #8297	4.00	(a)	12/20/17	9,428	9,893
GNMA #8332	3.50	(a)	03/20/18	6,489	6,807
GNMA #8344	3.50	(a)	04/20/18	16,240	17,022
GNMA #8384	1.63	(a)	03/20/24	5,937	6,156
GNMA #8393	4.00	(a)	08/20/18	6,448	6,786
GNMA #8400	2.00	(a)	08/20/18	9,060	9,390
GNMA #8405	4.00	(a)	09/20/18	10,036	10,561
GNMA #8423	2.38	(a)	05/20/24	7,126	7,401
GNMA #8429	4.00	(a)	11/20/18	11,423	11,986
GNMA #8459	1.63	(a)	07/20/24	11,239	11,623
GNMA #8499	3.00	(a)	05/20/19	7,584	7,934

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments |23

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)
GNMA #8518	1.63	%(a)	10/20/24	$10,893	$11,286
GNMA #8532	2.50	(a)	10/20/24	14,571	15,130
GNMA #8591	1.63	(a)	02/20/25	34,748	36,031
GNMA #8638	2.38	(a)	06/20/25	12,810	13,305
GNMA #8648	1.63	(a)	07/20/25	21,158	21,882
GNMA #8663	2.00	(a)	07/20/25	16,081	16,667
GNMA #8680	3.50	(a)	08/20/20	14,185	14,908
GNMA #8687	2.50	(a)	08/20/25	4,156	4,320
GNMA #8702	3.00	(a)	10/20/20	5,813	6,078
GNMA #8747	1.63	(a)	11/20/25	10,756	11,144
GNMA #8807	1.63	(a)	07/20/21	13,970	14,448
GNMA #8836	1.63	(a)	09/20/21	12,467	12,894
GNMA #8847	2.38	(a)	04/20/26	13,644	14,171
GNMA #8869	1.63	(a)	11/20/21	40,177	41,627
GNMA #8873	2.50	(a)	11/20/21	19,043	19,775
GNMA #8877	2.38	(a)	05/20/26	3,388	3,519
GNMA #8883	1.63	(a)	12/20/21	14,519	15,043
GNMA #8915	1.63	(a)	02/20/22	13,653	14,158
GNMA #8934	1.63	(a)	03/20/22	24,109	25,000
GNMA #8978	2.38	(a)	05/20/22	58,581	60,844
GNMA #80053	1.63	(a)	03/20/27	2,931	3,040
GNMA #80058	2.38	(a)	04/20/27	3,078	3,197
GNMA #80185	2.38	(a)	04/20/28	29,327	30,460
GNMA #80264	1.63	(a)	03/20/29	25,690	26,639
GNMA #80283	2.38	(a)	05/20/29	19,702	20,463
GNMA #80300	1.63	(a)	07/20/29	17,445	18,043
GNMA #80309	1.63	(a)	08/20/29	7,228	7,476
GNMA #80363	1.63	(a)	01/20/30	61,703	63,981
GNMA #80426	1.63	(a)	07/20/30	2,581	2,670
GNMA #80452	1.63	(a)	09/20/30	17,620	18,223
GNMA #80475	1.63	(a)	12/20/30	34,300	35,538
GNMA #80577	1.63	(a)	02/20/32	4,938	5,136
GNMA #80684	2.38	(a)	04/20/33	14,609	15,173
GNMA #81129	2.50	(a)	10/20/34	223,932	232,647
GNMA #510280	6.00		08/15/14	4,271	4,675
GNMA #583189	4.50		02/20/17	38,993	42,249
GNMA #607494	5.00		04/15/19	24,950	26,915
GNMA #616274	5.00		02/15/19	25,156	27,512
GNMA 1996-4	7.00		04/16/26	4,002	4,539
GNMA 2001-53	5.50		10/20/31	22,013	23,230
GNMA 2001-53	0.59	(a)	10/20/31	4,060	4,069
GNMA 2002-15	5.50		11/20/31	39,765	42,094
GNMA 2002-20	4.50		03/20/32	21,593	23,926
GNMA 2002-88	5.00		05/16/31	5,427	5,442
GNMA 2003-11	4.00		10/17/29	36,401	39,101
GNMA 2003-12	4.50		02/20/32	18,623	19,663
GNMA 2003-26	0.69	(a)	04/16/33	11,411	11,468
GNMA 2003-97	4.50		03/20/33	46,703	50,480
GNMA 2004-17	4.50		12/20/33	113,505	124,444
GNMA 2004-102	5.50		04/20/34	66,866	75,818
GNMA 2005-56	5.00		08/20/31	1,115	1,115
GNMA 2010-113	2.50		02/16/40	673,977	693,915
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	837,681	848,906
Total Mortgage Backed Securities (Cost $3,838,786)					3,977,514

The accompanying notes are an integral part of these financial statements.

24 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2012 (Unaudited)

MUNICIPAL BONDS	Interest Rate/Yield		Maturity Date	Face Amount	Value
(3.9% of portfolio)
Arizona State University	5.38%		07/01/19	$700,000	$700,000
Bel Aire, Kansas	7.50		05/01/35	435,000	458,198
Bel Aire, Kansas	7.75		05/01/41	555,000	585,730
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	30,000	30,213
Illinois Housing Development Authority, Illinois	4.13		10/20/16	860,000	881,354
Miami-Dade County, Florida Educational Facilities Authority	4.70		04/01/14	560,000	597,330
Michigan State Housing Development Authority	4.40		04/20/13	180,000	181,978
Total Municipal Bonds (Cost $3,402,919)					3,434,803

CORPORATE BONDS
(8.5% of portfolio)
Ally Bank	1.00		06/10/13	250,000	250,973
American Express Centurion Bank	1.40		10/06/14	250,000	251,754
BMW Bank of North America	1.00		06/10/13	250,000	250,973
CIT Bank	1.10		11/25/13	250,000	251,164
Compass Bank	0.95		06/23/14	250,000	249,138
Discover Bank	1.35		06/16/14	250,000	251,664
FirstBank Puerto Rico	1.65		02/20/13	250,000	251,847
GE Capital Financial Inc.	1.00		06/10/13	250,000	250,973
GE Money Bank	1.75		07/23/13	250,000	253,197
GMAC LLC	2.20		12/19/12	500,000	504,590
Goldman Sachs Bank USA	1.50		11/24/14	250,000	251,579
Petroleos Mexicanos	2.00		12/20/22	1,000,000	1,003,030
Safina LTD	2.00		12/30/23	2,000,000	1,999,660
Sayarra LTD	2.77		10/29/21	43,582	45,178
Southern Community Bank & Trust	0.97	(a)	02/18/14	250,000	249,790
State Bank of India NY	1.10		09/23/13	250,000	251,230
Union 11 Leasing LLC	2.41		01/23/24	981,908	1,004,521
Total Corporate Bonds (Cost $7,523,593)					7,571,261

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(73.0% of portfolio)
FDIC Structured Sale Guaranteed Notes (b)	0.00	(c)	10/25/12	1,500,000	1,498,965
Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/15	2,750,000	2,650,508
National Archives Facility Trust	8.50		09/01/19	39,346	49,268
Overseas Private Investment Corp.	1.45	(d)	09/20/13	1,000,000	1,247,160
Overseas Private Investment Corp.	1.45	(d)	09/20/13	3,015,000	3,117,932
Overseas Private Investment Corp.	3.46	(d)	07/12/14	1,000,000	1,132,570
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,579,260
Overseas Private Investment Corp.	4.10		11/15/14	73,360	76,156
Overseas Private Investment Corp.	1.34	(e)	11/20/19	2,000,000	2,033,820
Overseas Private Investment Corp.	1.05	(e)	12/09/16	2,000,000	2,019,240
Overseas Private Investment Corp.	3.56	(d)	12/14/14	2,331,082	2,716,596
Overseas Private Investment Corp.	3.74		04/15/15	50,608	51,585
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,151,910
Overseas Private Investment Corp.	4.81	(e)	07/12/16	1,000,000	1,218,940
Overseas Private Investment Corp.	4.87	(e)	09/07/16	700,000	875,196
Overseas Private Investment Corp.	4.87	(e)	09/07/16	1,000,000	1,250,280
Overseas Private Investment Corp.	0.80	(e)	09/07/16	1,140,000	1,141,277
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,546,060
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,012,300
Overseas Private Investment Corp.	1.01	(e)	12/10/17	2,500,000	2,521,850
Overseas Private Investment Corp.	1.55	(e)	03/15/18	1,600,000	1,632,064
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,279,368
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	1,053,720
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments |25

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(U. S. Government and Agency Obligations continued)
Overseas Private Investment Corp.	1.14	%(e)	06/10/18	$4,000,000	$3,993,520
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,091,430
Overseas Private Investment Corp.	3.37		05/15/21	948,453	1,035,597
Overseas Private Investment Corp.	2.07		05/15/21	990,000	1,010,216
Philippine Power Trust I (b)	5.40		09/26/18	386,905	438,864
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,157,566
Private Export Funding Corp.	2.13		07/15/16	500,000	527,075
SALLIE MAE	7.30		08/01/12	1,875,000	1,885,714
The Financing Corp.	0.00	(c)	02/08/18	500,000	460,341
The Financing Corp.	0.00	(c)	10/06/17	500,000	464,561
U.S. Department of Housing and Urban Development	6.33		08/01/13	89,000	89,142
U.S. Department of Housing and Urban Development	6.93		08/01/13	10,000	10,023
U.S. Department of Housing and Urban Development	7.72		08/01/13	50,000	50,091
U.S. Department of Housing and Urban Development	7.63		08/01/14	30,000	30,008
U.S. Department of Housing and Urban Development	7.91		08/01/17	37,000	37,208
U.S. Department of Housing and Urban Development	5.77		08/01/17	1,000,000	1,004,346
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,094,301
U.S. Department of Housing and Urban Development	7.93		08/01/18	80,000	80,444
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	502,114
U.S. Department of Housing and Urban Development	6.12		08/01/22	1,000,000	1,004,197
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	581,686
United States Treasury Note	1.50		07/15/12	1,000,000	1,000,469
United States Treasury Note	1.38		09/15/12	3,000,000	3,007,617
United States Treasury Note	1.13		12/15/12	1,000,000	1,004,258
United States Treasury Note	1.38		02/15/13	3,000,000	3,022,032
United States Treasury Note	1.38		05/15/13	1,000,000	1,009,844
United States Treasury Note	2.38		02/28/15	1,500,000	1,578,399
United States Treasury Note	1.50		06/30/16	1,000,000	1,035,938
United States Treasury Note	1.00		08/31/16	1,000,000	1,015,703
United States Treasury Note	1.38		09/30/18	1,000,000	1,023,750
Total U.S. Government and Agency Obligations (Cost $63,986,560)					65,102,479

COMMERCIAL PAPER
(8.2% of portfolio)
Atlantic City Electric Co.	0.37		07/03/12	4,400,000	4,399,910
South Jersey Gas Co. (f)	0.40		07/02/12	2,900,000	2,899,968
Total Commercial Paper (Cost $7,299,878)					7,299,878

MONEY MARKET ACCOUNT				Shares
(0.3% of portfolio)
State Street Institutional Liquid Reserves Fund	0.20	(g)		292,862	292,862
					292,862
TOTAL INVESTMENTS IN SECURITIES (Cost $87,739,554) - 100%					$89,169,305

(a)	Variable coupon rate as of June 30, 2012.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total of such securities at period-end amounts to $2,607,288 and represents 2.9% of total investment.

(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $2,899,968 or 3.3% of total investments.

(g)	7-day yield at June 30, 2012.

The accompanying notes are an integral part of these financial statements.

26 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
June 30, 2012 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(30.6% of portfolio)
BASIC INDUSTRIES - 7.3%
Danaher Corp.	1.30%		06/23/14	$525,000	$530,462
Dun & Bradstreet Corp.	6.00		04/01/13	700,000	725,869
Dun & Bradstreet Corp.	2.88		11/15/15	90,000	195,351
Eaton Corp.	0.80	(a)	06/16/14	1,025,000	1,028,133
Engelhard Corp.	4.25		05/15/13	550,000	559,264
General Dynamics Corp.	1.38		01/15/15	775,000	785,660
Emerson Electric Co.	0.00	(a)	10/26/39	125,000	124,768
Emerson Electric Co.	0.00	(a)	03/27/40	1,100,000	1,090,594
General Electric Co.	5.00		02/01/13	1,625,000	1,666,559
Ingersoll-Rand Global Holding Co. Ltd.	9.50		04/15/14	350,000	397,817
PACCAR Inc.	1.64	(a)	09/14/12	1,100,000	1,103,010
PPG Industries Inc.	5.75		03/15/13	470,000	486,409
Raytheon Co.	1.40		12/15/14	275,000	279,013
SeaRiver Maritime, Inc.	0.00	(c)	09/01/12	18,825,000	18,716,304
United Technologies Corp.	0.74	(a)	12/02/13	800,000	802,836
United Technologies Corp.	1.20		06/01/15	525,000	531,109
Total Basic Industries					29,023,158

CONSUMER STAPLES - 1.3%
Food Products
Archer-Daniels Midland Co.	0.63	(a)	08/13/12	5,000,000	5,003,000
Total Consumer Staples					5,003,000

CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel, & Luxury Goods
VF Corp.	1.22	(a)	08/23/13	540,000	540,002
Total Consumer Discretionary					540,002

FINANCE - 13.3%
Banks
Abbey National Treasury Services Stamford, CT	1.77	(a)	04/25/13	1,600,000	1,573,432
Abbey National Treasury Services Stamford, CT	1.82	(a)	06/10/13	9,900,000	9,712,791
Allied Irish Banks NY	2.72	(a)	08/13/12	3,500,000	3,466,946
Allied Irish Banks NY	3.61	(a)	09/28/12	2,450,000	2,405,366
Bank of America Corp.	7.23		08/15/12	200,000	200,346
Bank of America NA	0.75	(a)	06/15/16	2,025,000	1,787,862
Bank of America NA	0.77	(a)	06/15/17	1,550,000	1,318,757
Citigroup Inc.	6.00		12/13/13	975,000	1,024,677
Dexia Crédit Local New York (b)	0.87	(a)	03/05/13	350,000	343,395
Intesa Sanpaolo NY	2.38		12/21/12	6,675,000	6,509,507
Key Bank NA	7.41		10/15/27	1,050,000	1,179,418
Landesbank Baden-Wueterttemberg NY	5.05		12/30/15	100,000	107,651
Societe Generale NY	1.47	(a)	02/22/13	1,250,000	1,248,959
Union Bank NA	5.95		05/11/16	525,000	586,545
Consumer Loans
American Express Credit Corp.	7.30		08/20/13	525,000	561,309
American General Finance Corp.	4.88		07/15/12	375,000	374,062
Caterpillar Financial Services Corp.	6.00		12/15/12	250,000	254,969
FIA Card Services NA	7.13		11/15/12	2,200,000	2,241,136
General Electric Capital Corp.	0.77	(a)	03/20/13	1,650,000	1,637,133
General Electric Capital Corp.	0.54	(a)	12/20/13	700,000	684,079
General Electric Capital Corp.	0.62	(a)	09/15/14	2,350,000	2,318,721
General Electric Capital Corp.	0.00	(a)	10/01/53	525,000	521,708
HSBC Finance Corp.	0.72	(a)	01/15/14	1,650,000	1,631,774
Insurance
American International Group, Inc.	4.25		05/15/13	3,425,000	3,493,377
American International Group, Inc.	3.65		01/15/14	275,000	280,891
Berkshire Hathaway Finance Corp.	1.50		01/10/14	625,000	633,977
Genworth Global Funding	5.75		05/15/13	175,000	177,496

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments |27

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)
Protective Life Secured Trust	4.23	%(a)	07/10/12	$750,000 $	749,753
Travelers Insurance Co. Institutional Funding Ltd.	5.01		01/03/13	3,700,000	3,697,073
Investment Banker/Broker
Morgan Stanley	0.77	(a)	01/09/14	1,775,000	1,688,112
Morgan Stanley	4.10		01/26/15	700,000	696,058
Total Finance					53,107,280

HEALTH CARE - 2.6%
Health Care Equipment & Supplies
Johnson & Johnson	1.20		05/15/14	1,375,000	1,393,678
Medtronic Inc.	1.63		04/15/13	7,825,000	7,844,563
Thermo Fisher Scientific Inc.	2.05		02/21/14	750,000	766,469
Pharmaceuticals
Novartis Capital Corp.	1.90		04/24/13	475,000	480,917
Total Health Care					10,485,627

INFORMATION TECHNOLOGY - 1.4%
Communication Equipment
Dell Inc.	1.40		09/10/13	650,000	654,679
Dell Inc.	2.10		04/01/14	1,250,000	1,275,030
Hewlett Packard Co.	2.02	(a)	09/19/14	3,700,000	3,741,669
Total Information Technology					5,671,378

TRANSPORTATION - 0.8%
Airlines
Southwest Airlines Inc.	7.22		07/01/13	239,990	241,082
Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	234,422
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	863,517	933,413
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	136,021	151,716
Consolidated Rail Corp.	6.76		05/25/15	47,593	51,508
CSX Transportation Inc.	8.38		10/15/14	209,870	238,349
CSX Transportation Inc.	9.00		05/15/15	575,000	684,516
GATX Corp.	9.00		11/15/13	201,624	219,569
GATX Corp.	8.75		05/15/14	125,000	140,934
Union Pacific Railroad Co.	6.85		01/02/19	61,107	71,132
Total Transportation					2,966,641

UTILITIES - 3.8%
Electric & Gas
Aquila Inc.	11.88		07/01/12	250,000	250,000
Delmarva Power & Light Co.	6.40		12/01/13	340,000	363,989
Entergy Louisiana LLC	1.88		12/15/14	1,800,000	1,843,832
FPL Group Capital Inc.	0.87	(a)	11/09/12	2,475,000	2,472,570
Georgia Power Co.	0.79	(a)	03/15/13	1,650,000	1,651,602
Michigan Consolidated Gas Co.	8.25		05/01/14	1,075,000	1,206,663
NSTAR Electric Co.	4.88		04/15/14	600,000	640,241
Southern California Gas Co.	4.80		10/01/12	165,000	166,629
Telephone
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,379,039
AT&T Inc.	0.88		02/13/15	1,350,000	1,348,991
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,351,687
Southwestern Bell Telephone Co.	7.00		07/01/15	525,000	608,687
Verizon Communications, Inc.	1.95		03/28/14	500,000	511,025
Verizon New York, Inc.	7.00		06/15/13	1,100,000	1,159,308
Verizon Virginia, Inc.	7.63		12/01/12	275,000	282,577
Total Utilities					15,236,840
Total Corporate Bonds (Cost $120,978,305)					122,033,926

The accompanying notes are an integral part of these financial statements.

28 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

YANKEE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(18.2% of portfolio)
Abbey National Treasury Services PLC	2.88%		04/25/14	$750,000	$731,394
BAA Funding Ltd. (b)	2.50		06/25/15	275,000	276,539
Bayerische Landesbank	5.05		12/20/12	5,000,000	5,045,530
Coca-Cola HBC Finance BV	5.13		09/17/13	825,000	849,264
Commonwealth Bank of Australia (b)	1.71	(a)	03/31/17	800,000	799,274
Compagnie de Financement Foncier (b)	2.25		03/07/14	700,000	704,270
DEPFA ACS Bank	0.40	(a)	06/09/13	4,300,000	4,175,541
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	509,009
Dexia Crédit Local (b)	2.75		01/10/14	925,000	914,639
Dexia Crédit Local (b)	2.75		04/29/14	5,175,000	5,049,972
Dexia Crédit Local (b)	0.95	(a)	04/29/14	375,000	352,786
Dexia Municipal Agency	0.38	(a)	06/20/14	900,000	885,886
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,151,788
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,900,766
France Telecom	4.38		07/08/14	6,200,000	6,512,759
France Telecom	2.13		09/16/15	825,000	829,597
Hydro-Quebec	6.27		01/03/26	80,000	107,162
Iberdrola Finance Ireland Ltd. (b)	3.80		09/11/14	775,000	754,138
Instituto de Crédito Oficial	2.50		09/17/12	550,000	547,599
Instituto de Crédito Oficial	3.25		05/14/13	950,000	920,721
International Bank for Reconstruction and Development	0.00	(c)	08/15/13	210,000	208,211
International Bank for Reconstruction and Development	0.00	(c)	02/15/15	820,000	799,987
Irish Life & Permanent (b)	3.60		01/14/13	7,900,000	7,655,843
Korea Development Bank	8.00		01/23/14	500,000	545,497
Mitsubishi Corp.	2.75		09/16/15	300,000	310,192
Norsk Hydro ASA	9.13		07/15/14	2,125,000	2,458,141
OEBB Infrastruktur AG	4.75		10/28/13	1,250,000	1,310,600
OEBB Infrastruktur AG	4.63		11/21/13	1,275,000	1,321,131
Royal Bank of Scotland PLC	3.40		08/23/13	1,225,000	1,237,685
Royal Bank of Scotland PLC	3.25		01/11/14	2,500,000	2,509,890
Sanofi-Aventis	0.66	(a)	03/28/13	750,000	752,162
Sanofi-Aventis	1.63		03/28/14	500,000	508,409
Santander US Debt SA Unipersonal (b)	2.49		01/18/13	2,200,000	2,155,351
Santander US Debt SA Unipersonal (b)	2.99		10/07/13	1,300,000	1,250,029
Santander US Debt SA Unipersonal (b)	3.72		01/20/15	900,000	837,104
Scottish Power Ltd.	5.38		03/15/15	4,675,000	4,830,841
Shell International Finance BV	1.88		03/25/13	700,000	707,526
Société Générale SCF	1.89	(a)	03/19/14	1,400,000	1,394,095
Société Générale SCF	1.94	(a)	06/19/14	1,400,000	1,370,492
Total Capital Canada Ltd.	1.63		01/28/14	5,075,000	5,154,566
Total Capital	3.00		06/24/15	900,000	955,146
Trans-Canada Pipelines Ltd.	0.88		03/02/15	1,000,000	998,191
Total Yankee Bonds (Cost $72,616,388)					72,289,723

ASSET BACKED SECURITIES
(15.4% of portfolio)
Access Group Inc. 01	0.83	(a)	05/25/29	1,864,072	1,639,509
Access Group Inc. 04-A	0.71	(a)	04/25/29	1,287,567	1,211,709
Access Group Inc. 05-B	0.70	(a)	07/25/22	846,280	826,072
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	127,506	129,511
Ally Master Owner Trust 12-1	1.04	(a)	02/15/17	2,175,000	2,186,469
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	199,010	202,606
Bush Truck Leasing LLC II-A (b)	5.00		09/25/18	538,744	537,300
CIT Marine Trust 99-A	6.25		11/15/19	162,508	166,242
Community Reinvestment Revenue Notes 19 (b)	4.68		08/01/35	720,000	683,071
CPS Auto Trust 07-C (b)	5.92		05/15/14	464,557	465,558
CPS Auto Trust 08-A (b)	6.48		07/15/13	33,298	33,460
CPS Auto Trust 10-A (b)	2.89		03/15/16	89,944	90,030
CPS Auto Trust 11-A (b)	2.82		04/16/18	760,631	764,700

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|29

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Asset Backed Securities continued)
CPS Auto Trust 11-B (b)	3.68%		09/17/18	$389,490	$398,896
CPS Auto Trust 11-C (b)	4.21		03/15/19	637,087	654,632
CPS Auto Trust 12-A (b)	2.78		06/17/19	640,272	640,553
First Financial Credit Card Master Note Trust II 10-B (b)	3.00		07/17/17	3,050,000	3,051,473
First Financial Credit Card Master Note Trust II 10-C (b)	5.19		09/17/18	450,000	460,384
First Financial Credit Card Master Note Trust II 10-D (b)	3.72		06/17/19	1,725,000	1,762,766
First Investors Auto Owner Trust 12-1A (b)	1.96		11/15/17	500,000	504,252
First National Master Note Trust 09-3	1.59	(a)	07/15/15	1,450,000	1,449,182
KeyCorp Student Loan Trust 99-B	0.90	(a)	08/25/27	53,644	53,054
KeyCorp Student Loan Trust 00-A	0.79	(a)	05/25/29	1,838,272	1,677,107
KeyCorp Student Loan Trust 00-B	0.78	(a)	07/25/29	1,655,421	1,348,196
KeyCorp Student Loan Trust 01-A	0.73	(a)	06/27/31	905,827	741,381
KeyCorp Student Loan Trust 04-A	0.77	(a)	10/28/41	2,783,045	2,603,510
KeyCorp Student Loan Trust 04-A	0.90	(a)	01/27/43	881,902	742,809
KeyCorp Student Loan Trust 05-A	0.69	(a)	09/28/26	1,534,435	1,484,454
KeyCorp Student Loan Trust 05-A	0.86	(a)	09/27/40	762,834	653,201
KeyCorp Student Loan Trust 06-A	0.54	(a)	06/27/25	832,334	823,965
LAI Vehicle Lease Securitization Trust 10-A (b)	2.55		09/15/16	506,873	506,535
LEAF II Receivables Funding LLC 10-3 (b)	5.00		02/20/22	2,375,000	2,317,762
Marriott Vacation Club Owners Trust 06-1A (b)	5.74		04/20/28	80,853	82,017
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	259,996	282,452
Merrill Auto Trust Securitization 07-01	0.30	(a)	12/15/13	5,324	5,323
National Collegiate Student Loan Trust 04-1	0.73	(a)	06/25/27	3,939,148	3,553,618
National Collegiate Student Loan Trust 05-1	0.39	(a)	10/26/26	591,245	577,446
National Collegiate Student Loan Trust 05-3	0.49	(a)	07/25/28	668,110	619,749
National Collegiate Student Loan Trust 06-1	0.44	(a)	05/25/26	746,149	684,872
National Collegiate Student Loan Trust 07-1	0.29	(a)	06/25/25	110,360	110,270
Prestige Auto Receivables Trust 09-1A (b)	5.67		04/15/17	159,670	161,379
Santander Drive Auto Receivables Trust 11-2	2.66		01/15/16	2,000,000	2,032,199
Santander Drive Auto Receivables Trust 12-1	1.25		04/15/15	1,375,000	1,381,003
SLC Student Loan Trust 06-A	0.77	(a)	07/15/36	3,275,000	2,765,295
SLC Student Loan Trust 06-A	0.92	(a)	07/15/36	5,300,000	3,262,533
SLM Student Loan Trust 03-B	0.87	(a)	03/15/22	3,383,102	3,277,729
SLM Student Loan Trust 04-A	0.67	(a)	03/16/20	1,261,793	1,233,689
SLM Student Loan Trust 05-A	0.61	(a)	12/15/20	169,029	166,693
SLM Student Loan Trust 05-A	0.67	(a)	06/15/23	3,550,000	3,004,878
SLM Student Loan Trust 06-A	0.61	(a)	06/15/22	2,866,430	2,841,642
SLM Student Loan Trust 06-C	0.60	(a)	06/15/21	1,300,000	1,277,774
SLM Student Loan Trust 07-A	0.59	(a)	09/15/25	3,250,000	3,079,280
Small Business Administration 02-20K	5.08		11/01/22	107,193	118,832
Small Business Administration 03-10B	3.39		03/01/13	13,002	13,107
Small Business Administration 03-P10B	5.14		08/10/13	29,496	30,603
Small Business Administration 05-10E	4.54		09/01/15	50,770	52,714
Tidewater Auto Receivable Trust 10-A (b)	5.92		05/15/17	42,509	42,836
Total Asset Backed Securities (Cost $60,142,322)					61,468,282

MORTGAGE BACKED SECURITIES
(8.1% of portfolio)
ABN Amro Mortgage Corp. 03-9	4.52		08/25/18	442,028	416,803
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	192,234	163,527
ACE Securities Corp. 06-ASL1	0.39	(a)	02/25/36	591,274	178,554
ACE Securities Corp. 06-GP1	0.38	(a)	02/25/31	152,839	126,114
ACE Securities Corp. 06-SL1	0.57	(a)	09/25/35	192,913	47,067
Adjustable Rate Mortgage Trust 05-10	2.89	(a)	01/25/36	147,816	83,132
American Business Financial Services 02-1	7.01		12/15/32	84,170	48,655
American Home Mortgage Investment Trust 05-01	2.74	(a)	06/25/45	256,531	240,959
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	38,973	38,793
Amresco Residential Securities 98-1	7.57		10/25/27	76,966	79,636
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	212,628	152,645

The accompanying notes are an integral part of these financial statements.

30 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)
Banc of America Funding Corp. 04-A	5.48	%(a)	09/20/34	$49,155	$49,789
Banc of America Funding Corp. 05-G	5.20	(a)	10/20/35	866,575	776,971
Banc of America Funding Corp. 07-5	6.50		07/25/37	119,866	116,568
Banc of America Mortgage Securities Inc. 02-J	3.53	(a)	09/25/32	3,675	3,632
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	47,905	48,353
Banc of America Mortgage Securities Inc. 05-C	3.13	(a)	04/25/35	73,261	58,089
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	3,086,146
Bayview Financial Asset Trust 07-SR1A (b)	0.70	(a)	03/25/37	276,002	198,134
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.79	(a)	01/25/35	455,808	402,115
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.37	(a)	02/25/36	82,662	72,213
Bear Stearns ALT-A Trust 04-11	2.94	(a)	11/25/34	23,294	16,008
Bear Stearns ALT-A Trust 05-4	2.89	(a)	05/25/35	149,554	118,746
Bear Stearns ALT-A Trust 05-9	5.27	(a)	11/25/35	92,590	62,582
Bear Stearns ALT-A Trust 06-6	2.79	(a)	11/25/36	229,811	125,959
Bear Stearns Asset Backed Securities Trust 03-3	0.84	(a)	06/25/43	71,591	63,159
Bear Stearns Asset Backed Securities Trust 04-HE5	2.12	(a)	07/25/34	374,267	257,063
Bear Strearns Structured Products Inc., 00-1	5.71	(a)	08/28/33	7,228	6,316
CDC Mortgage Capital Trust 02-HE1	0.87	(a)	01/25/33	485,357	370,700
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	16,509	16,910
Chase Mortgage Finance Corp. 05-A1	5.23	(a)	12/25/35	34,446	32,510
Chaseflex Trust 05-2	6.00		06/25/35	153,960	121,241
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	92,516	92,151
CITICORP Mortgage Securities, Inc. 07-1	5.89	(d)	03/25/37	350,000	338,296
Citigroup Mortgage Loan Trust, Inc. 05-7	2.62	(a)	09/25/35	369,710	210,254
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	105,223	105,952
CMO Trust 17	7.25		04/20/18	464	488
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	212,582	220,593
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	37,322	36,954
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	86,978	84,093
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	80,566	151,368
Countrywide Alternative Loan Trust 05-43	5.27	(a)	10/25/35	55,015	40,029
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	223,066	210,146
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	342,688	334,325
Countrywide Asset Backed Certificate 04-S1	4.62		02/25/35	93,100	88,618
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	163,437	116,652
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	193,252	156,175
Countrywide Home Loans 03-49	4.58	(a)	12/19/33	76,566	75,946
Countrywide Home Loans 03-J13	5.25		01/25/24	186,504	182,240
Countrywide Home Loans 05-HYB8	4.86	(a)	12/20/35	199,623	141,233
Countrywide Home Loans 06-HYB5	2.87	(a)	09/20/36	103,304	51,311
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	90,490	93,180
Credit Suisse First Boston Mortgage 03-AR24	2.72	(a)	10/25/33	351,839	326,190
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	188,288	173,172
Credit Suisse First Boston Mortgage 04-AR3	2.94	(a)	04/25/34	102,348	94,580
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	190,756	186,812
Credit Suisse First Boston Mortgage 06-1	0.38	(a)	05/25/36	144,706	139,201
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	128,896
DLJ Mortgage Acceptance Corp. 91-3	1.97	(a)	01/25/21	23,798	23,565
Encore Credit Receivables Trust 05-3	0.74	(a)	10/25/35	675,000	401,564
FHLMC 2419	5.50		03/15/17	4,455	4,885
FHLMC 2586	3.50		12/15/32	44,168	44,412
FHLMC 2649	4.50		07/15/18	295,970	313,769
FHLMC 3061	5.50		07/15/16	294,443	303,239
FHLMC 780754	4.68	(a)	08/01/33	12,196	12,999
FHLMC R009	5.75		12/15/18	36,162	36,546
FHLMC R010	5.50		12/15/19	158,109	160,569
FHLMC R013	6.00		12/15/21	6,295	6,303
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	20,620	17,304
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	17,136	15,923
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.56	(a)	09/25/34	40,844	35,792

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|31

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)
First Horizon Mortgage Pass-Through Trust 05-AR2	2.54	%(a)	05/25/35	$206,093	$169,326
FNMA 03-05	4.25		08/25/22	27,123	27,597
FNMA 03-38	5.00		03/25/23	53,875	7,293
FNMA 03-81	4.75		09/25/18	173	174
FNMA 03-86	4.50		09/25/18	243,706	254,682
FNMA 04-34	5.50		05/25/19	58,365	58,995
FNMA 813842	2.16	(a)	01/01/35	28,646	30,091
GMAC Mortgage Corp. Loan Trust 05-AR3	3.34	(a)	06/19/35	61,885	61,712
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	80,015	58,166
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	714,184
GNMA 02-15	5.50		11/20/31	29,426	31,149
GNMA 02-88	5.00		05/16/31	2,713	2,721
GNMA 03-11	4.00		10/17/29	189,005	203,025
GNMA 03-12	4.50		02/20/32	37,245	39,326
GNMA 03-26	0.69	(a)	04/16/33	25,675	25,802
GNMA 04-17	4.50		12/20/33	47,553	52,136
GNMA 583189	4.50		02/20/17	23,396	25,349
Green Tree Financial Corp. 98-5	6.22		03/01/30	168,617	184,130
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	8,764	8,838
GS Mortgage Loan Trust 03-10	4.65	(a)	10/25/33	219,347	195,438
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	91,607	88,861
GS Mortgage Loan Trust 05-AR3	3.00	(a)	05/25/35	123,678	100,563
GS Mortgage Loan Trust 05-AR6	2.61	(a)	09/25/35	88,123	81,285
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,430,000	850,806
Home Savings of America 9	3.92	(a)	11/25/17	108,055	103,603
Home Savings of America 11	4.81	(a)	01/25/18	145,573	139,474
Household Home Equity Loan Trust 06-2	0.39	(a)	03/20/36	1,172,870	1,105,951
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	263,343	271,123
Indymac Indx Mortgage Loan Trust 04-AR6	2.83	(a)	10/25/34	13,225	10,059
Indymac Indx Mortgage Loan Trust 05-AR15	4.85	(a)	09/25/35	55,823	41,549
Indymac Indx Mortgage Loan Trust 05-L1	0.65	(a)	07/25/13	289,835	82,777
JP Morgan Mortgage Trust 04-A3	4.87	(a)	07/25/34	75,573	76,584
JP Morgan Mortgage Trust 05-A2	5.07	(a)	04/25/35	407,484	402,106
JP Morgan Residential Mortgage Acceptance Corp. 06-R1 (b)	2.67	(a)	09/28/44	136,177	131,097
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	117,150	119,065
Long Beach Mortgage Loan Trust 05-3	0.53	(a)	08/25/45	94,576	93,147
Master Adjustable Rate Mortgages Trust 04-13	2.63	(a)	04/21/34	51,257	50,749
Master Adjustable Rate Mortgages Trust 05-1	5.25	(a)	01/25/35	45,582	43,029
Master Alternative Loans Trust 03-5	6.00		08/25/33	84,463	89,985
Master Asset Backed Securities Trust 07-NCW (b)	0.55	(a)	05/25/37	682,230	519,313
Master Asset Securitization Trust 03-6	5.00		07/25/18	23,290	23,817
Master Asset Securitization Trust 07-1	6.00		10/25/22	71,937	69,127
Merrill Lynch Mortgage Investors Trust 03-A2	2.24	(a)	02/25/33	51,051	50,459
Merrill Lynch Mortgage Investors Trust 06-SL1	0.43	(a)	09/25/36	480,868	320,084
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	182,510	187,211
Morgan Stanley Mortgage Loan Trust 05-5AR	5.26	(a)	09/25/35	59,234	41,535
Morgan Stanley Mortgage Loan Trust 06-1AR	2.90	(a)	02/25/36	151,041	84,251
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	143,404
MSDWCC HELOC Trust 03-2A	0.77	(a)	04/25/16	242,298	231,689
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	120	120
Nomura Asset Acceptance Corporation 06-AF2	0.35	(a)	08/25/36	195,935	52,569
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	293,034	258,020
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	351,673	347,076
Oakwood Mortgage Investors, Inc. 02-A	0.49	(a)	09/15/14	195,506	158,456
Option One Mortgage Loan Trust 07-6	0.31	(a)	07/25/37	853,806	825,280
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	1,100,077	1,037,763
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	48,787	48,113
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.54	(a)	10/25/36	378,438	347,492
Prime Mortgage Trust 05-2	5.00		07/25/20	93,851	97,765
Residential Accredit Loans, Inc. 02-QS9	0.85	(a)	07/25/32	6,279	5,815

The accompanying notes are an integral part of these financial statements.

32 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)
Residential Accredit Loans, Inc. 05-QS5	5.70%		04/25/35	$60,350	$47,325
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	455,576	295,690
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	245,248	231,710
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	132,117	77,454
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	104,652	101,998
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	243,979	193,279
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	573,401	520,878
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	69,901	66,512
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	62,722	64,537
Residential Funding Mortgage Securities I 05-SA2	3.06	(a)	06/25/35	47,077	31,787
Residential Funding Mortgage Securities I 06-SA1	5.67	(a)	02/25/36	47,285	33,360
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	36,503	36,711
SACO I Trust 05-6	0.83	(a)	09/25/35	458,920	210,095
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	21	21
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.75	(a)	03/25/34	27,587	25,284
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.40	(a)	04/25/34	1,746,158	1,712,810
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.88	(a)	08/25/34	52,687	50,122
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.83	(a)	12/25/34	102,299	32,429
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.71	(a)	05/25/35	458,117	334,379
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.30	(a)	02/25/36	43,554	30,061
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.43	(a)	02/25/36	83,861	81,673
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.43	(a)	05/25/36	136,702	92,629
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.35	(a)	05/25/36	137,794	104,710
Structured Asset Mortgage Investments 04-AR5	2.49	(a)	10/19/34	35,986	30,055
Structured Asset Securities Corp. 98-RF1 (b)	7.71	(a)	04/15/27	45,043	45,241
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,192	94,569
Structured Asset Securities Corp. 03-37A	2.78	(a)	12/25/33	261,821	243,651
Structured Asset Securities Corp. 04-3	5.42	(a)	03/25/24	245,351	256,978
Terwin Mortgage Trust 04-5HE	0.84	(a)	06/25/35	489,286	434,899
Vanderbilt Mortgage & Finance 03-A	0.89	(a)	05/07/26	334,185	315,063
Vericrest Opportunity Loan Trust 12-NL1A (b)	4.21		03/25/49	619,155	623,419
Wachovia Mortgage Loan Trust 06-A	3.73	(a)	05/20/36	210,133	189,708
Washington Mutual Mortgage Securities Corp. 04-AR3	2.58	(a)	06/25/34	85,344	84,900
Washington Mutual Mortgage Securities Corp. 04-AR14	2.45	(a)	01/25/35	144,391	139,943
Washington Mutual Mortgage Securities Corp. 05-AR12	2.46	(a)	10/25/35	11,118	10,646
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	70,718	72,585
Wells Fargo Mortgage Backed Securities Trust 04-B	4.96	(a)	02/25/34	32,923	33,447
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.62	(a)	01/25/35	19,720	19,795
Wells Fargo Mortgage Backed Securities Trust 04-E	4.90	(a)	05/25/34	49,926	50,089
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.92	(a)	12/25/34	31,863	32,287
Wells Fargo Mortgage Backed Securities Trust 04-F	4.74	(a)	06/25/34	237,845	242,160
Wells Fargo Mortgage Backed Securities Trust 04-I	2.71	(a)	07/25/34	6,845	6,793
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	145,612	145,437
Wells Fargo Mortgage Backed Securities Trust 04-K	4.72	(a)	07/25/34	73,640	74,809
Wells Fargo Mortgage Backed Securities Trust 04-K	4.72	(a)	07/25/34	190,457	194,705
Wells Fargo Mortgage Backed Securities Trust 04-R	2.62	(a)	09/25/34	84,821	85,398
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.24	(a)	05/25/35	67,983	67,997
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.34	(a)	08/25/35	46,509	45,997
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.00	(a)	09/25/35	324,388	296,134
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.17	(a)	10/25/35	78,238	75,124
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.61	(a)	04/25/36	67,336	63,229
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.41	(a)	12/25/36	41,332	38,736
Total Mortgage Backed Securities (Cost $37,036,109)					32,055,368
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

MUNICIPAL BONDS	Interest Rate		Maturity Date	Face Amount	Value
(15.2% of portfolio)
Alaska Housing Finance Corp.	2.80%		12/01/26	$780,000	$802,534
Carteret NJ Redevelopment Agency	2.00		11/21/12	550,000	550,655
Casino Reinvestment Development Authority NJ	5.14		06/01/15	1,145,000	1,150,633
Cuyahoga County Ohio Economic Development	3.22		12/01/14	1,725,000	1,810,301
Detroit Michigan	4.97		05/01/13	300,000	302,265
Detroit Michigan City School District	5.00		05/01/13	135,000	139,533
Downtown Smyrna Development Authority GA	3.21		02/01/15	100,000	104,401
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	30,000	30,213
Genesee County Michigan	1.75	(a)	09/01/12	250,000	250,005
Greater Orlando Florida Aviation Authority	5.00		10/01/12	275,000	277,929
Greene County Missouri	1.50		08/01/12	1,825,000	1,824,872
Illinois Housing Development Authority	5.50		12/01/14	240,000	241,937
Illinois Municipal Electric Agency	2.47		02/01/13	585,000	586,931
Illinois Municipal Electric Agency	3.20		02/01/14	890,000	906,065
Illinois, State of	3.32		01/01/13	550,000	556,886
Illinois, State of	4.01		07/01/13	975,000	1,005,079
Illinois, State of	2.00		01/01/14	3,025,000	3,032,079
Illinois, State of	4.03		03/01/14	825,000	853,166
Illinois, State of	4.51		03/01/15	1,645,000	1,742,499
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,189,088
Indianapolis, Indiana Local Public Improvement Bond Bank	1.19		06/01/15	325,000	324,288
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58		06/01/16	600,000	598,728
Industry California Sales Tax Revenue	3.75		01/01/13	675,000	678,841
Irvine Ranch Water District California Joint Powers Agency	2.61		03/15/14	500,000	517,390
Irvine Ranch Water District California Joint Powers Agency	7.71		03/15/14	1,000,000	1,007,960
Kentucky Asset/Liability Commission	2.94		04/01/14	955,000	982,485
Louisa Virginia Industrial Development Authority	2.50	(a)	09/01/30	2,635,000	2,691,468
Louisiana Local Government Environmental Facilities & Community Development Authority	1.11		02/01/16	608,775	609,439
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	450,000	450,846
Luzerne County Pennsylvania	5.20		11/15/13	335,000	341,911
Maryland State Transportation Authority	5.89		07/01/12	325,000	325,000
Mashantucket Western Pequot Tribe Connecticut (b)	6.57		09/01/13	385,000	384,607
Massachusetts Municipal Wholesale Electric Company	0.23	(a)	07/01/14	100,000	96,038
Metropolitan Nashville, Tennessee Airport Authority	3.17		07/01/13	125,000	126,499
Michigan Strategic Fund	3.05	(a)	08/01/24	250,000	251,425
Mississippi Business Finance Corp.	2.25	(a)	12/01/40	125,000	126,059
Monroe County Michigan Economic Development Corp.	2.35	(a)	10/01/24	1,000,000	1,010,910
New Jersey Economic Development Authority	3.61		09/01/14	650,000	684,255
New York State Energy Research & Development Authority	1.45	(a)	06/01/36	3,750,000	3,758,662
North Carolina Housing Finance Agency	4.00		01/01/30	2,515,000	2,639,694
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	231,275
Oakland California Redevelopment Agency	5.34		09/01/13	1,075,000	1,088,061
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	433,336
Orange County California Pension Obligation	0.00	(c)	09/01/12	1,650,000	1,641,288
Orleans Parish School Board, Louisiana	1.85		02/01/14	750,000	753,128
Pasadena California Pension Obligation	1.76	(a)	05/15/41	800,000	806,632
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/14	785,000	740,757
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/15	4,075,000	3,723,898
Regional Transportation Authority, Illinois	2.84		07/01/12	975,000	975,000
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	814,160
San Antonio Texas Airport System	3.20		07/01/14	550,000	563,530
Stockton California Pension Obligation	5.14		09/01/17	1,550,000	1,533,244
Utah Infrastructure Agency	3.20		10/15/16	820,000	871,102
Washington Economic Development Finance Authority	2.90		10/01/14	1,850,000	1,864,356
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,366,497
Wayne County Michigan	4.74	(a)	09/15/12	1,150,000	1,149,758
Wayne County Michigan	3.00		03/15/13	2,725,000	2,737,262
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	682,982

The accompanying notes are an integral part of these financial statements.

34 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2012 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Municipal Bonds continued)
Wayne County Michigan Building Authority	6.82%		12/01/15	$730,000	$764,573
Wayne County Michigan Building Authority	7.33		12/01/16	740,000 7	91,437
Total Municipal Bonds (Cost $59,219,984)					60,495,852

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(6.1% of portfolio)
Farmer Mac	1.25		12/06/13	1,250,000	1,264,775
Federal Farm Credit Bank	1.93		05/13/15	1,250,000	1,256,486
Federal Farm Credit Bank	1.79		06/07/19	1,800,000	1,780,722
Federal Home Loan Bank	1.00	(d)	04/26/19	2,025,000	2,025,658
Overseas Private Investment Corp.	1.45	(e)	09/20/13	1,275,000	1,590,129
Overseas Private Investment Corp.	4.10		11/15/14	230,560	239,349
Overseas Private Investment Corp.	3.56	(e)	12/14/14	133,205	155,234
Overseas Private Investment Corp.	3.50	(f)	05/02/16	1,000,000	1,138,697
Overseas Private Investment Corp.	4.81	(f)	07/12/16	5,000,000	6,094,700
Overseas Private Investment Corp.	4.87	(f)	09/07/16	1,100,000	1,375,308
Overseas Private Investment Corp.	1.05	(f)	12/09/16	1,000,000	1,009,620
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,182,020
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,113,530
Overseas Private Investment Corp.	1.01	(f)	12/10/17	875,000	882,648
Overseas Private Investment Corp.	1.55	(f)	03/15/18	1,120,000	1,142,445
Overseas Private Investment Corp.	1.34	(f)	11/20/19	1,000,000	1,016,910
The Financing Corp.	0.00	(c)	05/11/13	210,000	208,835
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	115,486
U.S. Department of Housing & Urban Development	6.12		08/01/22	675,000	677,833
Total U.S. Government and Agency Obligations (Cost $24,116,817)					24,270,385

COMMERCIAL PAPER
(6.4% of portfolio)
Atlantic City Electric Co.	0.35		07/03/12	8,000,000	7,999,844
Eni Finance International SA (g)	0.50		07/02/12	17,500,000	17,499,757
Total Commercial Paper (Cost $25,499,601)					25,499,601

MONEY MARKET ACCOUNT				Shares
(less than 0.1% of portfolio)
State Street Institutional Liquid Reserves Fund	0.20	(h)		25,334	25,334
Total Money Market Account (Cost $25,334)					25,334
TOTAL INVESTMENTS IN SECURITIES (Cost $399,634,860) - 100%					$398,138,471

(a)	Variable coupon rate as of June 30, 2012.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total of such securities at period-end amounts to $36,944,216 and represents 9.3% of total investments.

(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	Interest is paid at maturity.
(f)	Interest is paid at put date.
(g)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $17,499,757 or 4.4% of total investment.

(h)	7-day yield at June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|35

PORTFOLIO OF INVESTMENTS: Stock Index Fund
June 30, 2012 (Unaudited)

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$46,590,664	$68,070,928

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2012, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 4.04%. See the Appendix for the Portfolio of Investments for the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.

36 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Value Fund
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value
(96.2% of portfolio)

CONSUMER DISCRETIONARY—6.9%
Auto Components
Cooper Tire & Rubber Co.	440,000	$7,717,600
Distributors
Genuine Parts Co.	315,400	19,002,850
Multiline Retail
Dillard’s, Inc. (Class A)	207,700	13,226,336
Total Consumer Discretionary		39,946,786

CONSUMER STAPLES—4.5%
Food Products
Dean Foods Co. (a)	859,800	14,642,394
J.M. Smucker Co. (The)	148,853	11,241,379
Total Consumer Staples		25,883,773

ENERGY—14.4%
Energy Equipment & Services
Baker Hughes Inc.	187,000	7,685,700
Oil, Gas, & Consumable Fuels
Chevron Corp.	200,000	21,100,000
ConocoPhillips	259,000	14,472,920
Marathon Oil Corp.	461,000	11,787,770
Marathon Petroleum Corp.	189,000	8,489,880
Phillips 66 (a)	129,500	4,304,580
QEP Resources, Inc.	337,400	10,111,878
Questar Corp.	271,000	5,653,060
Total Energy		83,605,788

FINANCIALS—8.2%
Commercial Banks
Commerce Bancshares, Inc.	29,975	1,136,053
Wells Fargo & Co.	158,000	5,283,520
Diversified Financial Services
Bank of America Corp.	290,200	2,373,836
JPMorgan Chase & Co.	442,600	15,814,098
Insurance
Allstate Corp. (The)	369,000	12,948,210
Chubb Corp. (The)	122,000	8,884,040
Principal Financial Group, Inc.	55,600	1,458,388
Total Financials		47,898,145

HEALTH CARE—22.3%
Health Care Equipment & Supplies
Covidien PLC	207,600	11,106,600
Pharmaceuticals
Abbott Laboratories	399,000	25,723,530
Bristol-Myers Squibb Co.	829,700	29,827,715
GlaxoSmithKline plc ADR	354,000	16,131,780
Hospira, Inc. (a)	379,400	13,271,412
Merck & Co., Inc.	193,194	8,065,850
Pfizer Inc.	1,107,000	25,461,000
Total Health Care		129,587,887

INDUSTRIALS—17.5%
Airlines
Southwest Airlines Co.	844,100	7,782,602
Commercial Services & Supplies
Avery Dennison Corp.	520,000	14,216,800
Industrial Conglomerates
General Electric Co.	979,000	20,402,360
Honeywell International Inc.	281,100	15,696,624
Tyco International Ltd.	164,850	8,712,322
Machinery
Flowserve Corp.	95,300	10,935,675
Parker-Hannifin Corp.	246,400	18,943,232
Distributors
Applied Industrial Technologies, Inc.	130,500	4,808,925
Total Industrials		101,498,540

INFORMATION TECHNOLOGY—16.3%
Communications Equipment
Cisco Systems, Inc.	1,018,500	17,487,645
Computers & Peripherals
Dell Inc. (a)	1,282,000	16,050,640
Hewlett-Packard Co.	772,500	15,534,975
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	8,387,543
IT Services
SAIC, Inc. (a)	603,000	7,308,360
Semiconductors & Semiconductor Equipment
Intel Corp.	1,113,000	29,661,450
Total Information Technology		94,430,613

MATERIALS—6.1%
Chemicals
Dow Chemical Co. (The)	696,900	21,952,350
Containers & Packaging
Bemis Co., Inc.	433,600	13,589,024
Total Materials		35,541,374
Total Common Stocks (Cost $416,610,318)		558,392,906

MONEY MARKET ACCOUNT
(3.8% of portfolio)
State Street Institutional Liquid Reserves Fund, 0.20% (b)	22,016,360	22,016,360
Total Money Market Account (Cost $22,016,360)		22,016,360
TOTAL INVESTMENTS IN SECURITIES (Cost $438,626,678)—100%		$580,409,266

(a)	Non-income producing.
(b)	7-day yield at June 30, 2012.
ADR-	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|37

PORTFOLIO OF INVESTMENTS: Growth Fund
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value
(98.4% of portfolio)

CONSUMER DISCRETIONARY—18.6%
Hotels, Restaurants & Leisure
Carnival Corp.	22,300	$764,221
Chipotle Mexican Grill Inc. (a)	1,160	440,742
Las Vegas Sands Corp.	13,600	591,464
Starbucks Corp.	18,300	975,756
Starwood Hotels & Resorts Worldwide, Inc.	12,100	641,784
Internet & Catalog Retail
Amazon.com, Inc. (a)	6,080	1,388,368
Groupon, Inc. (a)	18,100	192,403
Netflix, Inc. (a)	2,700	184,869
priceline.com Inc. (a)	2,000	1,329,040
Specialty Retail
Fossil, Inc. (a)	5,100	390,354
Ralph Lauren Corp.	1,050	147,063
Tractor Supply Co.	1,500	124,590
Total Consumer Discretionary		7,170,654

CONSUMER STAPLES—0.5%
Food & Staples Retailing
Whole Foods Market, Inc.	2,100	200,172
Total Consumer Staples		200,172

ENERGY—6.0%
Energy Equipment & Services
Schlumberger Ltd.	7,700	499,807
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	7,400	407,888
EOG Resources Inc.	4,300	387,473
Pioneer Natural Resources Co.	1,200	105,852
Range Resources Corp.	7,500	464,025
Southwestern Energy Co. (a)	7,200	229,896
Williams Cos., Inc. (The)	7,500	216,150
Total Energy		2,311,091

FINANCIALS—2.5%
Capital Markets
Franklin Resources Inc.	5,400	599,346
TD Ameritrade Holding Corp.	22,000	374,000
Total Financials		973,346

HEALTH CARE—15.0%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	3,900	387,270
Biogen Idec Inc. (a)	3,000	433,140
Celgene Corp. (a)	4,050	259,848
Gilead Sciences, Inc. (a)	14,200	728,176
Human Genome Sciences, Inc. (a)	5,200	68,276
Health Care Equipment & Supplies
Catalyst Health Solutions, Inc. (a)	800	74,752
DENTSPLY International Inc.	6,700	253,327
Edwards Lifesciences Corp. (a)	6,000	619,800
Stryker Corp.	7,500	413,250
Health Care Providers & Services
Express Scripts Inc. (a)	10,600	591,798
McKesson Corp.	7,700	721,875
Unitedhealth Group Inc.	11,200	655,200
Health Care Technology
SXC Health Solutions Corp. (a)	2,300	228,183
Pharmaceuticals
Valeant Pharmaceuticals International, Inc. (a)	7,100	318,009
Total Health Care		5,752,904

INDUSTRIALS—13.0%
Airlines
United Continental Holdings Inc. (a)	11,400	277,362
Aerospace & Defense
Boeing Co. (The)	11,900	884,170
Precision Castparts Corp.	3,800	625,062
Air Freight & Logistics
United Parcel Service, Inc. (Class B)	8,700	685,212
Machinery
Danaher Corp.	24,500	1,275,960
Road & Rail
Union Pacific Corp.	7,100	847,101
Trading Companies & Distributors
Fastenal Co.	9,900	399,069
Total Industrials		4,993,936

INFORMATION TECHNOLOGY—36.6%
Communications Equipment
Juniper Networks, Inc. (a)	51,300	836,703
QUALCOMM, Inc.	14,600	812,928
Computers & Peripherals
Apple Inc. (a)	6,665	3,892,360
EMC Corp. (a)	25,500	653,565
SanDisk Corp. (a)	19,100	696,768
Internet Software & Services
Akamai Technologies, Inc. (a)	6,300	200,025
Baidu, Inc. ADR (a)	5,600	643,888
eBay Inc. (a)	11,600	487,316
Google Inc. (Class A) (a)	2,685	1,557,488
LinkedIn Corp. (a)	1,800	191,286
Zynga Inc. (a)	8,700	47,328
IT Services
IHS Inc. (Class A) (a)	1,900	204,687
MasterCard Inc.	2,365	1,017,210
Semiconductors & Semiconductor Equipment
Atmel Corp. (a)	48,400	324,280
Broadcom Corp. (Class A)	17,900	605,020
Software
Autodesk, Inc. (a)	5,600	195,944
Informatica Corp. (a)	6,000	254,160
Nuance Communications, Inc. (a)	17,200	409,704
Red Hat, Inc. (a)	8,000	451,840
salesforce.com, Inc. (a)	3,700	511,562
Tibco Software Inc. (a)	2,700	80,784
Total Information Technology		14,074,846

The accompanying notes are an integral part of these financial statements.

38 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)
June 30, 2012 (Unaudited)

	Shares	Value
(Common Stocks continued)

MATERIALS—3.3%
Chemicals
Praxair Inc.	6,580	$715,444
Sherwin-Williams Co.	4,200	555,870
Total Materials		1,271,314

TELECOMMUNICATION SERVICES—2.9%
Wireless Telecommunication Services
Crown Castle International Corp. (a)	18,900	1,108,674
Total Telecommunication Services		1,108,674
Total Common Stocks (Cost $33,234,221)		37,856,937

MONEYMARKET ACCOUNT
(1.6% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.20% (b)	602,161	602,161
Total Money Market Account (Cost $602,161)		602,161
TOTAL INVESTMENTS IN SECURITIES (Cost $33,836,382)—100%		$38,459,098

(a)	Non-income producing.
(b)	7-day yield at June 30, 2012.
ADR-	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|39

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value
(82.0% of portfolio)

CONSUMER DISCRETIONARY—12.9%
Auto Components
Cooper Tire & Rubber Co.	409,000	$7,173,860
Diversified Consumer Services
Matthews International Corp. (Class A)	39,642	1,287,969
Multiline Retail
Nordstrom, Inc.	90,000	4,472,100
Restaurants
Brinker International, Inc.	200,000	6,374,000
Cracker Barrel Old Country Store, Inc.	141,600	8,892,480
Wendy’s Co. (The)	1,379,200	6,509,824
Specialty Retail
Sally Beauty Holdings, Inc. (a)	114,000	2,934,360
Total Consumer Discretionary		37,644,593

CONSUMER STAPLES—14.5%
Food Distribution
Core-Mark Holding Company, Inc.	57,500	2,768,050
United Natural Foods, Inc. (a)	159,600	8,755,656
Food Products
Dean Foods Co. (a)	650,000	11,069,500
J.M. Smucker Co. (The)	40,868	3,086,351
Food & Staples Retailing
Fred’s, Inc.	473,000	7,232,170
Harris Teeter Supermarkets, Inc.	228,100	9,349,819
Total Consumer Staples		42,261,546

ENERGY—2.9%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	1,521,800
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	3,274,128
QEP Resources, Inc.	26,600	797,202
Questar Corp.	26,600	554,876
SM Energy Co.	49,000	2,406,390
Total Energy		8,554,396

FINANCIALS—6.9%
Commercial Banks
Cardinal Financial Corp.	315,300	3,871,884
Middleburg Financial Corp.	97,700	1,660,900
National Bankshares, Inc. (Virginia)	131,700	3,966,804
Southcoast Financial Corp. (a)	56,507	140,137
Valley National Bancorp	211,890	2,246,034
Consumer Finance
Encore Capital Group, Inc. (a)	168,600	4,993,932
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	299,815	2,038,742
UMB Financial Corp.	20,269	1,038,381
Total Financials		19,956,814

HEALTH CARE—2.9%
Health Care Equipment & Supplies
STERIS Corp.	272,100	8,535,777
Total Health Care		8,535,777

INDUSTRIALS—25.4%
Aerospace & Defense
Huntington Ingalls Industries, Inc. (a)	136,805	5,505,033
Triumph Group, Inc.	136,800	7,697,736
Construction & Engineering
Dycom Industries, Inc. (a)	18,126	340,009
Distributors
Applied Industrial Technologies, Inc.	254,402	9,374,714
Electrical Equipment
Rofin-Sinar Technologies Inc. (a)	438,200	8,295,126
Industrial Conglomerates
Carlisle Companies Inc.	125,600	6,659,312
CLARCOR Inc.	87,100	4,194,736
Standex International Corp.	19,500	830,115
Machinery
Flowserve Corp.	14,500	1,663,875
Gorman-Rupp Co. (The)	184,658	5,502,809
Manitowoc Co., Inc. (The)	709,400	8,299,980
Regal Beloit Corp.	58,500	3,642,210
Road & Rail
Knight Transportation, Inc.	255,600	4,087,044
Werner Enterprises, Inc.	343,990	8,217,921
Total Industrials		74,310,620

INFORMATION TECHNOLOGY— 9.1%
Communications Equipment
Belden Inc.	263,492	8,787,458
Computers & Peripherals
Western Digital Corp. (a)	70,000	2,133,600
IT Services
Cass Information Systems, Inc.	34,252	1,378,643
Computer Services, Inc.	183,346	5,903,741
ManTech International Corp.	356,700	8,371,749
Total Information Technology		26,575,191

MATERIALS—7.4%
Chemicals
Olin Corp.	413,668	8,641,525
PolyOne Corp.	329,310	4,504,961
Polypore International, Inc. (a)	59,800	2,415,322
Westlake Chemical Corp.	115,700	6,046,482
Total Materials		21,608,290
Total Common Stocks (Cost $186,949,401)		239,447,227

The accompanying notes are an integral part of these financial statements.

40 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)
June 30, 2012 (Unaudited)

EXCHANGE TRADED FUND	Shares	Value
(8.1% of portfolio)

iShares Russell 2000 Value Index	172,000	$12,107,080
iShares S&P SmallCap 600 Value Index	158,000	11,576,660
Total Exchange Traded Fund (Cost $22,639,688)		23,683,740

COMMERCIAL PAPER	Face Amount
(0.3% of portfolio)

Deere & Co., .13%, due 08/02/12 (b)	1,000,000	999,884
Total Commercial Paper (Cost $999,884)		999,884

MONEY MARKET ACCOUNT	Shares	Value
(9.6% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.20% (c)	28,150,583	$28,150,583
Total Money Market Account (Cost $28,150,583)		28,150,583
TOTAL INVESTMENTS IN SECURITIES (Cost $238,739,556)—100%		$292,281,434

(a)	Non-income producing.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total of such securities at period-end amounts to $999,884 and represents 0.3% of total investment.

(c)	7-day yield at June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|41

PORTFOLIO OF INVESTMENTS: International Value Fund
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value
(95.1% of portfolio)

AUSTRALIA—1.1%
BHP Billiton Ltd.	49,450	$1,611,899
Total Australia		1,611,899

BRAZIL—1.5%
Petroleo Brasileiro SA—ADR	83,800	1,572,926
Rossi Residencial SA	235,550	578,173
Total Brazil		2,151,099

BRITAIN—12.1%
BAE Systems PLC	746,550	3,378,423
HSBC Holdings PLC—ADR	67,400	2,974,362
Pearson PLC	79,250	1,573,994
Tesco PLC	641,950	3,120,427
Vodafone Group PLC	1,030,174	2,894,414
WPP Group PLC	317,000	3,852,917
Total Britain		17,794,537

CANADA—1.5%
Encana Corp.	104,400	2,174,652
Total Canada		2,174,652

CHINA—0.9%
Guangzhou Automobile Group Co., Ltd.	1,616,050	1,360,062
Total China		1,360,062

DENMARK—1.9%
Danske Bank Group	197,150	2,746,901
Total Denmark		2,746,901

FINLAND—1.0%
Neste Oil OYJ	134,000	1,509,868
Total Finland		1,509,868

FRANCE—10.0%
AXA SA	222,500	2,977,986
Cap Gemini SA	80,950	2,984,147
Compagnie de Saint-Gobain SA	77,928	2,883,683
Total SA	65,500	2,955,958
Vivendi SA	154,550	2,873,181
Total France		14,674,955

GERMANY—7.5%
Commerzbank AG	1,734,800	2,946,876
Daimler AG REG	70,000	3,148,174
Deutsche Böerse AG	56,150	3,030,540
Metro AG	65,750	1,917,965
Total Germany		11,043,555

HONG KONG—2.8%
Hutchison Whampoa Ltd.	279,900	2,420,823
New World Development Co. Ltd.	1,371,225	1,617,057
Total Hong Kong		4,037,880

ITALY—3.8%
Eni SpA	155,450	3,317,514
Telecom Italia SpA	2,734,400	2,199,550
Total Italy		5,517,064

ISRAEL—1.9%
Teva Pharmaceutical Industries Ltd.—ADR	70,700	2,788,408
Total Israel		2,788,408

JAPAN—19.0%
Bridgestone Corp.	159,450	3,657,425
Daiichi Sankyo Co., Ltd.	164,950	2,777,270
Daiwa Securities Group Inc.	793,850	2,988,865
Mori Seiki Co., Ltd.	131,300	1,139,938
MS & AD Insurance Group Holdings, Inc.	161,705	2,830,387
Nikon Corp.	118,800	3,609,060
Nippon Sheet Glass Co. Ltd.	497,750	549,961
Nissan Motor Co., Ltd.	353,150	3,344,577
Sumitomo Corp.	269,300	3,767,643
Sumitomo Mitsui Trust Holdings, Inc.	1,103,700	3,297,291
Total Japan		27,962,417

NETHERLANDS—4.5%
AEGON NV	770,350	3,588,357
DSM NV	60,950	3,007,111
Total Netherlands		6,595,468

NORWAY—0.9%
Statoil ASA	57,745	1,380,800
Total Norway		1,380,800

PORTUGAL—1.0%
Banco Espirito Santo SA	2,111,750	1,442,085
Total Portugal		1,442,085

REPUBLIC OF SOUTH KOREA—3.7%
Posco	8,900	2,841,865
SK Telecom Co., Ltd.	9,032	985,091
SK Telecom Co., Ltd.—ADR	135,953	1,645,031
Total Republic of South Korea		5,471,987

SINGAPORE—1.8%
Keppel Corp. Ltd.	323,410	2,650,052
Total Singapore		2,650,052

SPAIN—1.9%
Banco Bilbao Vizcaya Argentaria SA	384,762	2,773,117
Total Spain		2,773,117

The accompanying notes are an integral part of these financial statements.

42 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)
June 30, 2012 (Unaudited)
	Shares	Value
(Common Stocks continued)

SWITZERLAND—12.6%
Adecco SA REG	60,500	$2,692,352
Credit Suisse Group AG	142,450	2,602,387
Givaudan SA REG	2,382	2,339,549
Holcim Ltd.	49,586	2,747,157
Nestlé SA REG	23,450	1,398,826
Novartis AG REG	56,350	3,143,200
Roche Holding AG	20,400	3,521,599
Total Switzerland		18,445,070

THAILAND—3.7%
Bangkok Bank Public Company Ltd.	317,900	2,079,626
PTT Public Company Ltd.	331,750	3,373,906
Total Thailand		5,453,532
Total Common Stocks (Cost $160,835,211)		139,585,408

MONEY MARKET ACCOUNT
(4.9% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.20% (a)	7,158,087	7,158,087
Total Money Market Account (Cost $7,158,087)		7,158,087
TOTAL INVESTMENTS IN SECURITIES (Cost $167,993,298)—100%		$146,743,495

(a)	7-day yield at June 30, 2012.
SA -	Sociedad Anónima or Société Anonyme
ADR -	American Depositary Receipt
PLC -	Public Limited Company
OYJ -	Julkinen Osakeyhtiö
AG -	Aktiengesellschaft
REG -	Registered shares
SpA -	Società per Azioni
NV -	Naamloze Vennottschap
ASA -	Allmennaksjeselskap

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|43

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $193,414,601; $87,739,554 $399,634,860; $46,590,664; $438,626,678; $33,836,382; $238,739,556; $167,992,718)	$193,414,601	$89,169,305	$398,138,471
Cash	7,000,000	—	3,436
Receivables
Investment securities sold	—	—	—
Dividends and interest	438,900	339,734	2,247,738
Capital shares sold	66,466	3,125	169,661
Prepaid expenses	25,476	12,653	34,996
Total assets	200,945,443	89,524,817	400,594,302

LIABILITIES
Payables
Investment securities purchased	—	1,000,000	—
Accrued expenses	66,881	25,674	64,386
Due to Board Members	28,626	10,810	45,326
Due to RE Advisers	5,399	34,937	205,102
Capital shares redeemed	99,429	38,043	58,015
Dividends	18	2,232	23,873
Total liabilities	200,353	1,111,696	396,702
NET ASSETS	$200,745,090	$88,413,121	$400,197,600

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of Investments	$—	$1,429,751	$(1,496,389)
Undistributed (over distributed) net investment income	(28,627)	(10,831)	(45,759)
Undistributed net realized gain (loss) from investments and futures transactions	—	46,212	(550,841)
Paid-in-capital applicable to outstanding shares of 200,773,676 of Daily Income Fund, 16,774,153 Short-Term Government Securities Fund, 77,501,208 of Short-Term Bond Fund, 6,687,022 of Stock Index Fund, 17,914,956 of Value Fund, 6,676,799 of Growth Fund, 11,673,451 of Small-Company Stock Fund, and 24,416,343 International Value Fund	200,773,717	86,947,989	402,290,589
NET ASSETS	$200,745,090	$88,413,121	$400,197,600
NET ASSET VALUE PER SHARE	$1.00	$5.27	$5.16

The accompanying notes are an integral part of these financial statements.

44 | Statements of Assets and Liabilities

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund
$68,070,928	$580,409,266	$38,459,098	$292,281,434	$146,743,495
—	—	—	—	127,703

—	—	176,657	—	1,816,875
—	1,102,241	12,900	213,715	592,164
4,747	190,645	2,903	1,649,710	1,211,351
14,401	40,707	9,917	24,186	15,547
68,090,076	581,742,859	38,661,475	294,169,045	150,507,135

—	64,875	157,362	2,196,865	3,993,684
36,024	152,779	31,202	60,514	53,429
8,739	81,576	3,812	18,916	20,445
15,180	255,803	15,653	192,648	85,406
6,388	451,181	51,827	101,332	24,708
42	256,785	97	—	6,146
66,373	1,262,999	259,953	2,570,275	4,183,818
$68,023,703	$580,479,860	$38,401,522	$291,598,770	$146,323,317

$21,480,264	$141,782,588	$4,622,716	$53,541,878	$(21,258,672)
513,734	(82,346)	(70,272)	253,643	3,027,243
(1,995,754)	(4,237,452)	1,047,253	926,574	(34,813,552)
48,025,459	443,017,070	32,801,825	236,876,675	199,368,298
$68,023,703	$580,479,860	$38,401,522	$291,598,770	$146,323,317
$10.17	$32.40	$5.75	$24.98	$5.99

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities|45

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$132,915	$853,844	$6,893,689
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—
Total investment income	132,915	853,844	6,893,689

EXPENSES
Management fees	492,705	193,445	1,169,027
Shareholder servicing fees	71,856	34,475	77,584
Custodian and accounting fees	21,533	28,984	82,197
Directors and Board meeting expenses	28,483	11,482	51,344
Legal and audit fees	19,449	8,239	34,693
Registration fees	21,012	11,392	25,191
Printing	11,059	5,234	15,297
Insurance	7,129	3,340	12,779
Communication	2,546	1,282	3,706
Other expenses	4,612	2,194	8,086
Administration fees	—	—	—
Total expenses before waivers and expense reimbursements	680,384	300,067	1,479,904
Less fees waived and expenses reimbursed by RE Advisers	(551,091)	—	—
Net expenses	129,293	300,067	1,479,904
NET INVESTMENT INCOME (LOSS)	3,622	553,777	5,413,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	—	46,642	147,417
Net change in unrealized appreciation (depreciation)	—	(16,294)	2,710,195
NET GAIN ON INVESTMENTS	—	30,348	2,857,612
NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,622	$584,125	$8,271,397

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

The accompanying notes are an integral part of these financial statements.

46 | Statements of Operations

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund
$—		$13,622	$593	$27,268	$2,869
—		7,275,670	108,264	1,528,773	3,790,424

711,808		—	—	—	—
(16,697)		—	—	—	—
695,111		7,289,292	108,857	1,556,041	3,793,293

—		1,490,460	120,909	1,032,030	567,739
48,262		180,942	38,626	104,839	50,178
5,490		47,825	19,590	26,184	70,335
7,179		75,516	6,527	34,558	23,051
7,910		48,466	4,300	22,535	16,976
13,186		27,479	13,174	23,486	17,149
10,925		46,023	7,019	26,503	10,097
2,355		17,431	1,384	7,659	6,016
2,216		11,364	1,691	6,522	2,475
1,888		12,678	1,990	5,988	4,000
82,954		—	—	—	—
182,365		1,958,184	215,210	1,290,304	768,016
—		—	(38,741)	—	(18,422)
182,365		1,958,184	176,469	1,290,304	749,594
512,746		5,331,108	(67,612)	265,737	3,043,699

8,112,777	(a)	8,792,172	1,170,938	1,030,085	(2,188,264)
(2,944,951	)(a)	20,751,340	2,603,616	17,021,426	2,244,153
5,167,826		29,543,512	3,774,554	18,051,511	55,889
$5,680,572		$34,874,620	$3,706,942	$18,317,248	$3,099,588

The accompanying notes are an integral part of these financial statements.

Statements of Operations|47

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income (loss)	$3,622	$11,268
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	3,622	11,268
Distributions to Shareholders
Net investment income	(9,728)	(18,842)
Net realized gain on investments	—	—
Total distributions to shareholders	(9,728)	(18,842)
Capital Share Transactions
Net capital share transactions (See Note 6)	5,578,502	8,091,181
Redemption fees received (See Note 5)	—	—
Total increase (decrease) in net assets from capital transactions	5,578,502	8,091,181
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,572,396	8,083,607
NET ASSETS
Beginning of period	195,172,694	187,089,087
End of period	$200,745,090	$195,172,694
Undistributed (over distributed) net investment income	$(28,627)	$(22,521)

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income (loss)	$5,331,108	$8,773,460
Net realized gain (loss) on investments	8,792,172	18,779,971
Net change in unrealized appreciation (depreciation)	20,751,340	(18,877,353)
Increase (decrease) in net assets from operations	34,874,620	8,676,078
Distributions to Shareholders
Net investment income	(5,349,575)	(8,796,293)
Net realized gain on investments	—	—
Total distributions to shareholders	(5,349,575)	(8,796,293)
Capital Share Transactions
Net capital share transactions (See Note 6)	10,181,071	(6,741,844)
Redemption fees received (See Note 5)	1,370	17,978
Total increase (decrease) in net assets from capital transactions	10,182,441	(6,723,866)
TOTAL INCREASE (DECREASE) IN NET ASSETS	39,707,486	(6,844,081)
NET ASSETS
Beginning of period	540,772,374	547,616,455
End of period	$580,479,860	$540,772,374
Undistributed (over distributed) net investment income	$(82,346)	$(63,879)

The accompanying notes are an integral part of these financial statements.

48 | Statements of Changes in Net Assets

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

$553,777	$1,435,391	$5,413,785	$11,053,622	$512,746	$941,353
46,642	47,858	147,417	89,770	8,112,777	(1,021,110)
(16,294)	96,921	2,710,195	(4,550,429)	(2,944,951)	1,145,081
584,125	1,580,170	8,271,397	6,592,963	5,680,572	1,065,324

(556,443)	(1,438,814)	(5,426,232)	(11,071,051)	—	(935,337)
—	(48,048)	—	—	—	—
(556,443)	(1,486,862)	(5,426,232)	(11,071,051)	—	(935,337)

3,825,986	8,329,281	22,795,104	70,029,482	498,662	1,074,528
—	—	—	—	—	16,063
3,825,986	8,329,281	22,795,104	70,029,482	498,662	1,090,591
3,853,668	8,422,589	25,640,269	65,551,394	6,179,234	1,220,578

84,559,453	76,136,864	374,557,331	309,005,937	61,844,469	60,623,891
$88,413,121	$84,559,453	$400,197,600	$374,557,33	$68,023,703	$61,844,469
$(10,831)	$(8,165)	$(45,759)	$(33,312)	$513,734	$988

Growth Fund		Small-Company Stock Fund		International Value Fund
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

$(67,612)	$(62,078)	$265,737	$269,068	$3,043,699	$3,536,249
1,170,938	2,377,833	1,030,085	1,197,226	(2,188,264)	308,739
2,603,616	(3,208,993)	17,021,426	(3,011,852)	2,244,153	(30,947,223)
3,706,942	(893,238)	18,317,248	(1,545,558)	3,099,588	(27,102,235)

—	—	—	(275,650)	(1,441,926)	(8,271,282)
(53,408)	(2,960,164)	—	—	—	—
(53,408)	(2,960,164)	—	(275,650)	(1,441,926)	(8,271,282)

2,313,355	7,236,020	82,840,125	78,066,318	244,927	44,338,775
140	525	15,667	21,946	102	433
2,313,495	7,236,545	82,855,792	78,088,264	245,029	44,339,208
5,967,029	3,383,143	101,173,040	76,267,056	1,902,691	8,965,691

32,434,493	29,051,350	190,425,730	114,158,674	144,420,626	135,454,935
$38,401,522	$32,434,493	$291,598,770	$190,425,730	$146,323,317	$144,420,626
$(70,272)	$(2,660)	$253,643	$(12,094)	$3,027,243	$1,425,470

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets|49

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011		2010		2009		2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations
Net investment income	—	(a,b)	—	(a,b)	—	(a,b)	—	(a,b,c)	0.02	0.05
Net realized and unrealized gain (loss) on investments	—		—		—		—		— (b)	—
Total from investment operations	—		—		—		—		0.02	0.05
Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	(0.02)	(0.05)
Net realized gain	—		—		—		—		—	—
Total distributions	—		—		—		—		(0.02)	(0.05)
Redemption fee (d)	—		—		—		—		—	—
NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
TOTAL RETURN	0.01	%(e)	0.01%		0.01%		0.31%		2.14%	4.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$200,745		$195,173		$187,089		$191,492		$182,011	$149,303
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69	%(f)	0.68%		0.69%		0.73%		0.69%	0.71%
Ratio of net investment income to average net assets	0.00	%(a,c,f,g)	0.01	%(a,c)	0.01	%(a,c)	0.30	%(a,c)	2.08%	4.52%
Ratio of expenses to average net assets	0.13	%(a,c,f)	0.14	%(a,c)	0.24	%(a,c)	0.47	%(a,c)	0.69%	0.71%

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(b)	Less than $0.01 per share.
(c)
On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, and through the date of this report.

(d)	The Daily Income Fund does not charge a redemption fee.
(e)	Aggregate total return for the period.
(f)	Annualized.
(g)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

50 | Financial Highlights

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009		2008		2007
NET ASSET VALUE, BEGINNING OF YEAR	$5.27		$5.26	$5.25	$5.26		$5.17		$5.10
Income from investment operations
Net investment income	0.03		0.09	0.12	0.14	(a)	0.16	(a)	0.20	(a)
Net realized and unrealized gain (loss) on investments	—	(b)	0.01	0.01	—	(b)	0.10		0.07
Total from investment operations	0.03		0.10	0.13	0.14		0.26		0.27
Distributions
Net investment income	(0.03)		(0.09)	(0.12)	(0.14)		(0.16)		(0.20)
Net realized gain	—		— (b)	— (b)	(0.01)		(0.01)		—
Total distributions	(0.03)		(0.09)	(0.12)	(0.15)		(0.17)		(0.20)
Redemption fee (c)	—		—	—	—		—		—
NET ASSET VALUE, END OF PERIOD	$5.27		$5.27	$5.26	$5.25		$5.26		$5.17
TOTAL RETURN	0.65	%(d)	2.03%	2.57%	2.85%		5.16%		5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$88,413		$84,559	$76,137	$65,682		$55,354		$39,463
Ratio of gross expenses before voluntary expense limitation to average net assets	0.70	%(e)	0.71%	0.75%	0.78%		0.82%		0.87%
Ratio of net investment income to average net assets	1.29	%(e)	1.76%	2.27%	2.73	%(a)	3.06	%(a)	4.00	%(a)
Ratio of expenses to average net assets	0.70	%(e)	0.71%	0.75%	0.75	%(a)	0.75	%(a)	0.75	%(a)
Portfolio turnover rate	19%		32%	26%	28%		50%		47%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.
(c)	The Short-Term Government Securities Fund does not charge a redemption fee.
(d)	Aggregate total return for the period.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |51

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009		2008		2007
NET ASSET VALUE, BEGINNING OF YEAR	$5.12		$5.19	$5.13	$4.72		$5.17		$5.16
Income from investment operations
Net investment income	0.07		0.17	0.23	0.33	(a)	0.27	(a)	0.22	(a)
Net realized and unrealized gain (loss) on investments	0.04		(0.07)	0.06	0.42		(0.45)		0.01
Total from investment operations	0.11		0.10	0.29	0.75		(0.18)		0.23
Distributions
Net investment income	(0.07)		(0.17)	(0.23)	(0.33)		(0.27)		(0.22)
Net realized gain	—		—	—	(0.01)		—		—
Total distributions	(0.07)		(0.17)	(0.23)	(0.34)		(0.27)		(0.22)
Redemption fee (b)	—		—	—	—		—		—
NET ASSET VALUE, END OF PERIOD	$5.16		$5.12	$5.19	$5.13		$4.72		$5.17
TOTAL RETURN	2.18	%(c)	1.90%	5.73%	16.38%		(3.52)%		4.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$400,198		$374,557	$309,006	$246,420		$204,332		$228,591
Ratio of gross expenses before voluntary expense limitation to average net assets	0.76	%(d)	0.77%	0.80%	0.83%		0.81%		0.82%
Ratio of net investment income to average net assets	2.78	%(d)	3.22%	4.38%	6.62	%(a)	5.49	%(a)	4.33	%(a)
Ratio of expenses to average net assets	0.76	%(d)	0.77%	0.80%	0.80	%(a)	0.80	%(a)	0.80	%(a)
Portfolio turnover rate	21%		31%	38%	52%		56%		41%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	The Short-Term Bond Fund does not charge a redemption fee.
(c)	Aggregate total return for the period.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

52 | Financial Highlights

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$9.32		$9.31	$8.24	$6.64	$10.94	$10.57
Income from investment operations
Net investment income	0.08		0.14	0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.77		0.01	1.07	1.60	(4.25)	0.37
Total from investment operations	0.85		0.15	1.19	1.71	(4.08)	0.52
Distributions
Net investment income	—		(0.14)	(0.12)	(0.11)	(0.22)	(0.15)
Net realized gain	—		—	—	—	—	—
Total distributions	—		(0.14)	(0.12)	(0.11)	(0.22)	(0.15)
Redemption fee	—	(a)	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF PERIOD	$10.17		$9.32	$9.31	$8.24	$6.64	$10.94
TOTAL RETURN	9.12	%(b)	1.65%	14.47%	25.83%	(37.41)%	4.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$68,024		$61,844	$60,624	$51,847	$39,786	$62,332
Ratio of net investment income to average net assets	1.55	%(c)	1.52%	1.45%	1.66%	1.82%	1.44%
Ratio of expenses to average net assets	0.60	%(c)	0.61%	0.62%	0.75%	0.59%	0.64%
Portfolio turnover rate (d)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	Less than $.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |53

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$30.71		$30.70	$27.52	$22.03	$35.48	$35.94
Income from investment operations
Net investment income	0.30		0.50	0.38	0.40	0.59	0.83
Net realized and unrealized gain (loss) on investments	1.69		— (a)	3.18	5.49	(13.45)	0.37
Total from investment operations	1.99		0.50	3.56	5.89	(12.86)	1.20
Distributions
Net investment income	(0.30)		(0.49)	(0.38)	(0.40)	(0.59)	(0.83)
Net realized gain	—		—	—	—	—	(0.83)
Total distributions	(0.30)		(0.49)	(0.38)	(0.40)	(0.59)	(1.66)
Redemption fee	—	(a)	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF PERIOD	$32.40		$30.71	$30.70	$27.52	$22.03	$35.48
TOTAL RETURN	6.48	%(b)	1.60%	13.05%	26.98%	(36.43)%	3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$580,480		$540,772	$547,616	$497,076	$422,740	$723,406
Ratio of net investment income to average net assets	1.87	%(c)	1.59%	1.32%	1.71%	1.96%	2.23%
Ratio of expenses to average net assets	0.69	%(c)	0.70%	0.73%	0.80%	0.70%	0.66%
Portfolio turnover rate	1%		6%	4%	3%	6%	4%

(a)	Less than $.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

54 | Financial Highlights

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011		2010		2009		2008		2007
NET ASSET VALUE, BEGINNING OF YEAR	$5.17		$5.80		$5.02		$3.31		$5.87		$5.22
Income from investment operations
Net investment loss	(0.01)		(0.01)		(0.01)		—	(a)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	0.60		(0.11)		0.79		1.71		(2.37)		0.91
Total from investment operations	0.59		(0.12)		0.78		1.71		(2.40)		0.86
Distributions
Net investment income	—		—		—		—		—		—
Net realized gain	(0.01)		(0.51)		—		—		(0.16)		(0.21)
Total distributions	(0.01)		(0.51)		—		—		(0.16)		(0.21)
Redemption fee	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	— (a)
NET ASSET VALUE, END OF PERIOD	$5.75		$5.17		$5.80		$5.02		$3.31		$5.87
TOTAL RETURN	11.37	%(b)	(2.09)%		15.54%		51.66%		(40.93)%		17.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$38,402		$32,434		$29,051		$19,059		$6,707		$9,001
Ratio of gross expenses before voluntary expense limitation to average net assets	1.16	%(c)	1.14%		1.23%		1.74%		1.30%		1.26%
Ratio of net investment income (loss) to average net assets	(0.36	)%(c,d)	(0.19	)%(d)	(0.17	)%(d)	(0.09	)%(d)	(0.61	)%(d)	(0.93)%
Ratio of expenses to average net assets	0.95	%(c,d)	0.95	%(d)	0.95	%(d)	0.95	%(d)	0.93	%(d)	1.26%
Expense ratio of underlying exchange traded fund	N/A		N/A		N/A		N/A		0.18	%(e)	0.20%
Effective expense ratio	0.95	%(c,d)	0.95%		0.95%		0.95%		1.11%		1.46%
Portfolio turnover rate	29%		67%		67%		66%		96	%(f)	19%

(a)	Less than $.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)
Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.

(e)
On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(f)
The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |55

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$22.89		$22.79	$17.04	$11.81	$18.16	$19.06
Income from investment operations
Net investment income (loss)	0.03		0.03	0.03	0.10	0.11	0.19
Net realized and unrealized gain (loss) on investments	2.06		0.10	5.75	5.23	(6.35)	0.06
Total from investment operations	2.09		0.13	5.78	5.33	(6.24)	0.25
Distributions
Net investment income	—		(0.03)	(0.03)	(0.10)	(0.11)	(0.19)
Net realized gain	—		—	—	—	—	(0.96)
Total distributions	—		(0.03)	(0.03)	(0.10)	(0.11)	(1.15)
Redemption fee	—	(a)	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF PERIOD	$24.98		$22.89	$22.79	$17.04	$11.81	$18.16
TOTAL RETURN	9.13	%(b)	0.58%	33.94%	45.10%	(34.33)%	1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$291,599		$190,426	$114,159	$65,833	$45,041	$66,910
Ratio of net investment income (loss) to average net assets	0.21	%(c)	0.17%	0.20%	0.71%	0.73%	0.99%
Ratio of expenses to average net assets	1.04	%(c)	1.06%	1.17%	1.23%	1.25%	1.19%
Portfolio turnover rate	1%		2%	4%	9%	26%	18%

(a)	Less than $.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

56 | Financial Highlights

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF YEAR	$5.96		$7.57	$7.27	$5.90	$9.84	$9.72
Income from investment operations
Net investment income (a)	0.09		0.16	0.14	0.18	0.23	0.36
Net realized and unrealized gain (loss) on investments	—		(1.40)	0.27	1.35	(3.68)	0.44
Total from investment operations	0.09		(1.24)	0.41	1.53	(3.45)	0.80
Distributions
Net investment income	(0.06)		(0.37)	(0.11)	(0.16)	(0.37)	(0.29)
Net realized gain	—		—	—	—	(0.12)	(0.39)
Total distributions	(0.06)		(0.37)	(0.11)	(0.16)	(0.49)	(0.68)
Redemption fee	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, END OF PERIOD	$5.99		$5.96	$7.57	$7.27	$5.90	$9.84
TOTAL RETURN	1.51	%(c)	(16.55)%	5.73%	25.93%	(35.43)%	8.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$146,323		$144,421	$135,455	$122,920	$92,716	$140,971
Ratio of gross expenses before voluntary expense limitation to average net assets	1.01	%(d)	1.00%	1.02%	1.06%	1.01%	1.00%
Ratio of net investment income to average net assets (a)	4.02	%(d)	2.44%	2.08%	2.23%	2.73%	2.81%
Ratio of expenses to average net assets (a)	0.99	%(d)	0.99%	0.99%	0.99%	0.98%	0.99%
Portfolio turnover rate	13%		34%	44%	47%	25%	22%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.
(c)	Aggregate total return for the period.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |57

Notes to Financial Statements
(Unaudited)

1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable asset in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2012, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2012, the Stock Index Fund’s investment constituted 4.04% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation:  The Funds investments are valued as of the close of the New York Stock Exchange (usually 4:00 pm). Equity securities and exchange traded funds are valued at the closing price from the primary market in which the security trades. Fixed income securities are valued using the bid price provided by external pricing services. Short-term debt instruments held by the Daily Income Fund and commercial paper held by all Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities. Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the New York Stock Exchange on valuation date. The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio.

Various inputs may be used to determine the value of the Funds’ investments. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine valuations are classified into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions).

The Funds normally obtain prices for equities and fixed income securities from pricing services. Equity securities that trade on a major exchange are categorized as Level 1 in the hierarchy. In determining prices for fixed income securities, the pricing services employ methodologies designed to identify the market value of debt instruments, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations and are generally categorized as Level 2 in the hierarchy. In the event a pricing service is unable to provide a price for a particular security, the security is priced at fair value as determined in good faith in accordance with policies approved by the Board of Directors and are generally categorized as Level 2 or Level 3 in the hierarchy depending on the observability of market inputs. The International Value Fund, utilizes a pricing service to fair value foreign equity securities based on the impact of market events between the close of foreign markets and the time the net asset value is calculated. These securities are categorized as Level 2 in the hierarchy. Investments in commercial paper are valued at amortized cost and are categorized as Level 2 in the hierarchy. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy. The Stock Index Fund invests all of its assets in the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedure are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report. Additionally, the level classifications of the Master Portfolio as of June 30, 2012 are included in the Appendix.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level classifications as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Daily Income Fund
Commercial Paper	$—	$134,964,059	$—	$134,964,059
U.S. Government Obligations	$—	$33,116,107	$—	$33,116,107
Corporate Notes	$—	$6,285,684	$—	$6,285,684
Cash Equivalents	$19,048,751	$—	$—	$19,048,751
	$19,048,751	$174,365,850	$—	$193,414,601

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$65,102,479	$—	$65,102,479
Corporate Bonds	$—	$7,571,261	$—	$7,571,261
Commercial Paper	$—	$7,299,878	$—	$7,299,878
Mortgage Backed Securities	$—	$3,977,514	$—	$3,977,514
Municipal Bonds	$—	$3,434,803	$—	$3,434,803
Asset Backed Securities	$—	$1,490,508	$—	$1,490,508
Cash Equivalents	$292,862	$—	$—	$292,862
	$292,862	$88,876,443	$—	$89,169,305

58 |Notes to Financial Statements

	Level 1	Level 2	Level 3	Total
Short-Term Bond Fund
Corporate Bonds	$—	$122,033,926	$—	$122,033,926
Yankee Bonds	$—	$72,289,723	$—	$72,289,723
Asset Backed Securities	$—	$61,468,282	$—	$61,468,282
Municipal Bonds	$—	$60,495,852	$—	$60,495,852
Mortgage Backed Securities	$—	$32,055,368	$—	$32,055,368
Commercial Paper	$—	$25,499,601	$—	$25,499,601
U.S. Government Obligations	$—	$24,270,385	$—	$24,270,385
Cash Equivalents	$25,334	$—	$—	$25,334
	$25,334	$398,113,137	$—	$398,138,471

Value Fund
Common Stocks	$558,392,906	$—	$—	$558,392,906
Cash Equivalents	$22,016,360	$—	$—	$22,016,360
	$580,409,266	$—	$—	$580,409,266

Growth Fund
Common Stocks	$37,856,937	$—	$—	$37,856,937
Cash Equivalents	$602,161	$—	$—	$602,161
	$38,459,098	$—	$—	$38,459,098

Small-Company Stock Fund
Common Stocks	$239,447,227	$—	$—	$239,447,227
Exchange Traded Fund	$23,683,740	$—	$—	$23,683,740
Commercial Paper	$—	$999,884	$—	$999,884
Cash Equivalents	$28,150,583	$—	$—	$28,150,583
	$291,281,550	$999,884	$—	$292,281,434

International Value Fund
Common Stocks
Foreign Equities	$—	$127,851,855	$—	$127,851,855
Foreign Equities—not fair valued	$2,752,826	$—	$—	$2,752,826
American Depository Receipts	$8,980,727	$—	$—	$8,980,727
Cash Equivalents	$7,158,087	$—	$—	$7,158,087
	$18,891,640	$127,851,855	$—	$146,743,495

Since January 1, 2012 there have not been any transfers between Levels 1 and 2 or between Levels 2 and 3.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, June 30, 2012, and the date of issuance of this report in determining adjustments to the financial statement or necessary disclosures in this report.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred compensation payable and REIT transactions.

Permanent book and tax basis differences, relating to shareholder distributions will result in reclassifications to paid-in capital.

At June 30, 2012, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$193,414,601	$—	$—	$—
Short-Term Government Securities Fund	$87,739,554	$1,492,081	$(62,330)	$1,429,751
Short-Term Bond Fund	$399,634,860	$6,162,180	$(7,658,569)	$(1,496,389)
Value Fund	$438,626,678	$186,679,437	$(44,896,849)	$141,782,588
Growth Fund	$33,959,696	$5,781,895	$(1,282,493)	$4,499,402
Small-Company Stock Fund	$238,739,556	$61,390,960	$(7,849,082)	$53,541,878
International Value Fund	$168,663,454	$6,480,047	$(28,400,006)	$(21,919,959)

Notes to Financial Statements |59

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2012, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	4,293,201	4,539,049
Short-Term Bond Fund	80,153,693	58,886,323
Value Fund	6,512,818	11,606,671
Growth Fund	12,591,688	10,720,850
Small-Company Stock Fund	73,981,323	2,004,592
International Value Fund	19,573,265	19,947,313

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2012, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	11,170,439	11,159,323
Short-Term Bond Fund	5,896,644	13,807,563

5.  RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010, 2011, and through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2012, amounted to $465,705 for Daily Income Fund, $36,393 for Growth Fund, and $16,790 for International Value Fund. Additionally, RE Advisers paid the Daily Income Fund, $13,584 during the period, for expense reimbursements.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 30 days of purchase.

60 | Notes to Financial Statements

6.  CAPITAL SHARE TRANSACTIONS
As of June 30, 2012, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)

Year Ended December 31, 2012

In Dollars
Daily Income Fund	$58,515,391	$9,558	$58,524,949	$(52,946,447)	$5,578,502
Short-Term Government Securities Fund	$10,827,159	$540,118	$11,367,277	$(7,541,291)	$3,825,986
Short-Term Bond Fund	$53,374,291	$5,273,529	$58,647,820	$(35,852,716)	$22,795,104
Stock Index Fund	$5,055,463	$—	$5,055,463	$(4,556,801)	$498,662
Value Fund	$43,189,591	$5,092,774	$48,282,365	$(38,101,294)	$10,181,071
Growth Fund	$8,097,144	$53,311	$8,150,455	$(5,837,100)	$2,313,355
Small-Company Stock Fund	$111,046,936	$—	$111,046,936	$(28,206,811)	$82,840,125
International Value Fund	$19,738,419	$1,435,443	$21,173,862	$(20,928,935)	$244,927

In Shares
Daily Income Fund	58,515,391	9,558	58,524,949	(52,946,447)	5,578,502
Short-Term Government Securities Fund	2,055,410	102,487	2,157,897	(1,431,480)	726,417
Short-Term Bond Fund	10,341,167	1,021,004	11,362,171	(6,945,961)	4,416,210
Stock Index Fund	505,645	—	505,645	(456,363)	49,282
Value Fund	1,317,064	157,183	1,474,247	(1,166,427)	307,820
Growth Fund	1,401,016	9,811	1,410,827	(1,011,462)	399,365
Small-Company Stock Fund	4,489,622	—	4,489,622	(1,136,207)	3,353,415
International Value Fund	3,166,129	239,640	3,405,769	(3,205,604)	200,165

Year Ended December 31, 2011

In Dollars
Daily Income Fund	$122,413,140	$18,440	$122,431,580	$(114,340,399)	$8,091,181
Short-Term Government Securities Fund	$25,931,557	$1,439,305	$27,370,862	$(19,041,581)	$8,329,281
Short-Term Bond Fund	$114,074,745	$10,741,470	$124,816,215	$(54,786,733)	$70,029,482
Stock Index Fund	$13,063,451	$928,041	$13,991,492	$(12,916,964)	$1,074,528
Value Fund	$86,985,952	$8,238,045	$95,223,997	$(101,965,841)	$(6,741,844)
Growth Fund	$12,153,152	$2,947,026	$15,100,178	$(7,864,158)	$7,236,020
Small-Company Stock Fund	$130,698,821	$264,621	$130,963,442	$(52,897,124)	$78,066,318
International Value Fund	$56,095,681	$8,223,937	$64,319,618	$(19,980,843)	$44,338,775

In Shares
Daily Income Fund	122,413,140	18,440	122,431,580	(114,340,399)	8,091,181
Short-Term Government Securities Fund	4,925,115	273,289	5,198,404	(3,616,420)	1,581,984
Short-Term Bond Fund	22,071,323	2,079,917	24,151,240	(10,602,625)	13,548,615
Stock Index Fund	1,385,272	99,589	1,484,861	(1,355,465)	129,396
Value Fund	2,790,319	259,231	3,049,550	(3,279,646)	(230,096)
Growth Fund	2,084,304	556,127	2,640,431	(1,369,801)	1,270,630
Small-Company Stock Fund	5,637,790	11,561	5,649,351	(2,337,788)	3,311,563
International Value Fund	7,762,335	1,321,106	9,083,441	(2,750,584)	6,332,857

Notes to Financial Statements |61

Directors and Officers

James F. Perna, Director and Chairman of the Board
Peter R. Morris, Director, President and Chief Executive Officer
Douglas W. Johnson, Director and Chairman of the Audit Committee
Kenneth R. Meyer, Director and Chairman of the Compensation Committee
Anthony M. Marinello, Director
Sheldon C. Petersen, Director
Mark Rose, Director
Peter J. Tonetti, Director
Anthony C. Williams, Director
Cynthia L. Dove, Vice President and Chief Operations Officer
Amy M. DiMauro, Treasurer
Danielle C. Sieverling, Chief Compliance Officer
Kelly Bowers Whetstone, Secretary

62 | Directors and Officers

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio
June 30, 2012 (Unaudited)

COMMON STOCKS	Shares	Value
(96.7% of net assets)

Aerospace & Defense—2.4%
The Boeing Co.	99,386	$7,384,380
General Dynamics Corp. (a)	47,819	3,154,141
Goodrich Corp.	16,739	2,124,179
Honeywell International, Inc.	103,373	5,772,348
L-3 Communications Holdings, Inc.	12,887	953,767
Lockheed Martin Corp. (a)	35,325	3,076,101
Northrop Grumman Corp. (a)	33,332	2,126,248
Precision Castparts Corp.	19,296	3,173,999
Raytheon Co. (a)	44,307	2,507,333
Rockwell Collins, Inc. (a)	19,315	953,195
Textron, Inc. (a)	37,335	928,522
United Technologies Corp.	120,932	9,133,994
Total Aerospace & Defense		41,288,207

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc. (a)	21,530	1,260,151
Expeditors International of Washington, Inc. (a)	28,275	1,095,656
FedEx Corp. (a)	41,827	3,831,771
United Parcel Service, Inc., Class B	127,323	10,027,960
Total Air Freight & Logistics		16,215,538

Airlines—0.1%
Southwest Airlines Co.	101,558	936,365
Total Airlines		936,365

Auto Components—0.2%
BorgWarner, Inc. (a)(b)	15,262	1,001,034
The Goodyear Tire & Rubber Co. (b)	32,402	382,668
Johnson Controls, Inc. (a)	90,204	2,499,553
Total Auto Components		3,883,255

Automobiles—0.4%
Ford Motor Co.	506,291	4,855,331
Harley-Davidson, Inc.	30,670	1,402,539
Total Automobiles		6,257,870

Beverages—2.7%
Beam, Inc.	20,930	1,307,915
Brown-Forman Corp., Class B (a)	13,162	1,274,740
The Coca-Cola Co.	299,494	23,417,436
Coca-Cola Enterprises, Inc. (a)	39,794	1,115,824
Constellation Brands, Inc. Class A (b)	21,522	582,385
Dr Pepper Snapple Group, Inc. (a)	28,101	1,229,419
Molson Coors Brewing Co., Class B (a)	20,810	865,904
Monster Beverage Corp. (b)	20,330	1,447,496
PepsiCo Inc. (a)	207,644	14,672,125
Total Beverages		45,913,244

Biotechnology—1.4%
Alexion Pharmaceuticals, Inc. (b)	25,465	2,528,675
Amgen, Inc.	103,277	7,543,352
Biogen Idec, Inc. (b)	31,777	4,587,963
Celgene Corp. (b)	58,424	3,748,484
Gilead Sciences, Inc. (b)	100,554	5,156,409
Total Biotechnology		23,564,883

Building Products—0.0%
Masco Corp. (a)	47,341	656,620
Total Building Products		656,620

Capital Markets—1.8%
Ameriprise Financial, Inc.	29,086	1,520,034
The Bank of New York Mellon Corp. (a)	158,472	3,478,460
BlackRock, Inc. (c)	17,008	2,888,299
The Charles Schwab Corp. (a)	143,892	1,860,524
E*TRADE Financial Corp. (b)	33,642	270,482
Federated Investors, Inc., Class B (a)	12,457	272,185
Franklin Resources, Inc. (a)	18,822	2,089,054
The Goldman Sachs Group, Inc.	65,325	6,262,055
Invesco Ltd.	59,580	1,346,508
Legg Mason, Inc.	16,805	443,148
Morgan Stanley	202,377	2,952,680
Northern Trust Corp. (a)	31,949	1,470,293
State Street Corp. (a)	64,874	2,895,975
T Rowe Price Group, Inc. (a)	33,810	2,128,678
Total Capital Markets		29,878,375

Chemicals—2.3%
Air Products & Chemicals, Inc. (a)	28,034	2,263,185
Airgas, Inc.	9,224	774,908
CF Industries Holdings, Inc.	8,731	1,691,544
The Dow Chemical Co.	158,579	4,995,239
E.I. du Pont de Nemours & Co.	124,320	6,286,863
Eastman Chemical Co. (a)	18,367	925,146
Ecolab, Inc. (a)	38,746	2,655,263
FMC Corp.	18,265	976,812
International Flavors & Fragrances, Inc. (a)	10,723	587,620
Monsanto Co. (a)	70,767	5,858,092
The Mosaic Co.	39,599	2,168,441
PPG Industries, Inc.	20,241	2,147,975
Praxair, Inc. (a)	39,637	4,309,731
The Sherwin-Williams Co. (a)	11,355	1,502,834
Sigma-Aldrich Corp. (a)	16,091	1,189,608
Total Chemicals		38,333,261

Commercial Banks—2.8%
BB&T Corp. (a)	92,734	2,860,844
Comerica, Inc. (a)	26,186	804,172
Fifth Third Bancorp	121,889	1,633,313
First Horizon National Corp. (a)	33,133	286,600
Huntington Bancshares, Inc. (a)	114,531	732,998
KeyCorp	126,276	977,376
M&T Bank Corp. (a)	16,839	1,390,396
PNC Financial Services Group, Inc. (c)	70,138	4,286,133
Regions Financial Corp.	187,004	1,262,277
SunTrust Banks, Inc.	71,300	1,727,599
U.S. Bancorp	251,535	8,089,366
Wells Fargo & Co.	705,268	23,584,162
Zions Bancorporation	24,399	473,829
Total Commercial Banks		48,109,065

The accompanying notes are an integral part of these financial statements.

Appendix |63

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
June 30, 2012 (Unaudited)

	Shares	Value
(Common Stocks continued)

Commercial Services & Supplies—0.4%
Avery Dennison Corp. (a)	13,641	$372,945
Cintas Corp. (a)	14,611	564,131
Iron Mountain, Inc.	22,669	747,170
Pitney Bowes, Inc. (a)	26,471	396,271
R.R. Donnelley & Sons Co. (a)	23,649	278,349
Republic Services, Inc.	41,681	1,102,879
Stericycle, Inc. (b)	11,329	1,038,529
Waste Management, Inc. (a)	61,444	2,052,230
Total Commercial Services & Supplies		6,552,504

Communications Equipment—1.8%
Cisco Systems, Inc.	711,254	12,212,231
F5 Networks, Inc. (b)	10,569	1,052,250
Harris Corp. (a)	15,088	631,433
JDS Uniphase Corp. (b)	30,452	334,972
Juniper Networks, Inc. (b)	70,358	1,147,539
Motorola Solutions, Inc.	38,702	1,861,953
QUALCOMM, Inc.	227,500	12,667,200
Total Communications Equipment		29,907,578

Computers & Peripherals—5.5%
Apple, Inc. (b)	124,114	72,482,576
Dell, Inc. (a)(b)	197,594	2,473,877
EMC Corp. (b)	278,590	7,140,262
Hewlett-Packard Co.	262,344	5,275,738
Lexmark International, Inc., Class A (a)	9,324	247,832
NetApp, Inc. (a)(b)	48,098	1,530,478
SanDisk Corp. (b)	32,396	1,181,806
Seagate Technology Plc	50,197	1,241,372
Western Digital Corp. (b)	30,998	944,819
Total Computers & Peripherals		92,518,760

Construction & Engineering—0.1%
Fluor Corp.	22,394	1,104,920
Jacobs Engineering Group, Inc. (b)	17,216	651,798
Quanta Services, Inc. (b)	28,419	684,045
Total Construction & Engineering		2,440,763

Construction Materials—0.0%
Vulcan Materials Co. (a)	17,125	680,034
Total Construction Materials		680,034

Consumer Finance—0.9%
American Express Co. (a)	132,967	7,740,009
Capital One Financial Corp.	76,976	4,207,508
Discover Financial Services (a)	70,492	2,437,613
SLM Corp.	64,963	1,020,569
Total Consumer Finance		15,405,699

Containers & Packaging—0.1%
Ball Corp.	20,874	856,878
Bemis Co., Inc. (a)	13,659	428,073
Owens-Illinois, Inc. (b)	21,784	417,599
Sealed Air Corp. (a)	25,969	400,961
Total Containers & Packaging		2,103,511

Distributors—0.1%
Genuine Parts Co. (a)	20,747	1,250,007
Total Distributors		1,250,007

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (b)	14,348	519,254
DeVry, Inc.	7,915	245,127
H&R Block, Inc. (a)	38,809	620,168
Total Diversified Consumer Services		1,384,549

Diversified Financial Services—2.8%
Bank of America Corp.	1,430,088	11,698,120
Citigroup, Inc.	389,103	10,665,313
CME Group, Inc.	8,834	2,368,484
IntercontinentalExchange, Inc. (b)	9,681	1,316,423
JPMorgan Chase & Co.	505,384	18,057,370
Leucadia National Corp. (a)	26,250	558,338
Moody’s Corp. (a)	26,275	960,351
The NASDAQ OMX Group, Inc.	16,102	365,032
NYSE Euronext (a)	33,585	859,104
Total Diversified Financial Services		46,848,535

Diversified Telecommunication Services—2.9%
AT&T, Inc.	778,337	27,755,497
CenturyLink, Inc. (a)	82,382	3,253,265
Frontier Communications Corp. (a)	131,843	504,959
Verizon Communications, Inc.	377,046	16,755,924
Windstream Corp. (a)	78,430	757,634
Total Diversified Telecommunication Services		49,027,279

Electric Utilities—2.1%
American Electric Power Co., Inc.	64,309	2,565,929
Duke Energy Corp. (a)	177,488	4,092,873
Edison International (a)	43,316	2,001,199
Entergy Corp.	23,555	1,599,149
Exelon Corp.	113,068	4,253,618
FirstEnergy Corp. (a)	55,579	2,733,931
NextEra Energy, Inc. (a)	55,317	3,806,363
Northeast Utilities (a)	41,711	1,618,804
Pepco Holdings, Inc. (a)	30,158	590,192
Pinnacle West Capital Corp. (a)	14,476	748,988
PPL Corp. (a)	77,105	2,144,290
Progress Energy, Inc.	39,287	2,363,899
Southern Co.	115,246	5,335,890
Xcel Energy, Inc.	64,746	1,839,434
Total Electric Utilities		35,694,559

Electrical Equipment—0.5%
Cooper Industries Plc	21,151	1,442,075
Emerson Electric Co.	97,318	4,533,073
Rockwell Automation, Inc.	18,990	1,254,479
Roper Industries, Inc. (a)	12,940	1,275,625
Total Electrical Equipment		8,505,252

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	21,448	1,177,924
Corning, Inc. (a)	201,658	2,607,438
FLIR Systems, Inc. (a)	20,410	397,995

The accompanying notes are an integral part of these financial statements.

64 |Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
June 30, 2012 (Unaudited)

	Shares	Value
(Common Stocks continued)

Jabil Circuit, Inc. (a)	23,972	$487,351
Molex, Inc. (a)	18,194	435,564
TE Connectivity Ltd.	56,783	1,811,946
Total Electronic Equipment, Instruments & Components		6,918,218

Energy Equipment & Services—1.6%
Baker Hughes, Inc. (a)	58,240	2,393,664
Cameron International Corp. (b)	32,762	1,399,265
Diamond Offshore Drilling, Inc. (a)	9,211	544,647
FMC Technologies, Inc. (b)	31,679	1,242,767
Halliburton Co.	122,630	3,481,466
Helmerich & Payne, Inc.	14,229	618,677
Nabors Industries Ltd. (b)	38,784	558,490
National Oilwell Varco, Inc.	56,530	3,642,793
Noble Corp. (a)(b)	33,414	1,086,957
Rowan Cos. Plc, Class A (b)	16,586	536,225
Schlumberger Ltd.	176,967	11,486,928
Total Energy Equipment & Services		26,991,879

Food & Staples Retailing—2.3%
Costco Wholesale Corp. (a)	57,424	5,455,280
CVS Caremark Corp.	170,174	7,952,231
The Kroger Co. (a)	74,610	1,730,206
Safeway, Inc. (a)	31,853	578,132
Sysco Corp. (a)	77,810	2,319,516
Wal-Mart Stores, Inc. (a)	229,101	15,972,922
Walgreen Co.	114,622	3,390,519
Whole Foods Market, Inc. (a)	21,652	2,063,868
Total Food & Staples Retailing		39,462,674

Food Products—1.7%
Archer Daniels Midland Co.	87,312	2,577,450
Campbell Soup Co. (a)	23,389	780,725
ConAgra Foods, Inc.	55,072	1,428,017
Dean Foods Co. (b)	24,410	415,702
General Mills, Inc.	85,844	3,308,428
H.J. Heinz Co. (a)	42,520	2,312,238
The Hershey Co. (a)	20,142	1,450,828
Hormel Foods Corp. (a)	18,192	553,401
The J.M. Smucker Co.	15,022	1,134,461
Kellogg Co.	32,805	1,618,271
Kraft Foods, Inc., Class A (a)	235,266	9,085,973
McCormick & Co., Inc. (a)	17,629	1,069,199
Mead Johnson Nutrition Co.	27,102	2,181,982
Tyson Foods, Inc., Class A (a)	38,163	718,609
Total Food Products		28,635,284

Gas Utilities—0.1%
AGL Resources, Inc. (a)	15,516	601,245
ONEOK, Inc.	27,665	1,170,506
Total Gas Utilities		1,771,751

Health Care Equipment & Supplies—1.7%
Baxter International, Inc. (a)	73,148	3,887,816
Becton Dickinson & Co.	26,949	2,014,438
Boston Scientific Corp. (b)	190,275	1,078,859
C.R. Bard, Inc.	11,138	1,196,667
CareFusion Corp. (b)	29,329	753,169
Covidien Plc	64,046	3,426,461
DENTSPLY International, Inc. (a)	18,821	711,622
Edwards Lifesciences Corp. (b)	15,236	1,573,879
Intuitive Surgical, Inc. (b)	5,264	2,915,151
Medtronic, Inc. (a)	138,156	5,350,782
St. Jude Medical, Inc. (a)	41,744	1,666,003
Stryker Corp. (a)	43,041	2,371,559
Varian Medical Systems, Inc. (b)	14,748	896,236
Zimmer Holdings, Inc. (a)	23,432	1,508,083
Total Health Care Equipment & Supplies		29,350,725

Health Care Providers & Services—2.0%
Aetna, Inc.	46,189	1,790,748
AmerisourceBergen Corp.	33,377	1,313,385
Cardinal Health, Inc.	46,013	1,932,546
Cigna Corp. (a)	38,204	1,680,976
Coventry Health Care, Inc.	19,017	604,550
DaVita, Inc. (b)	12,516	1,229,196
Express Scripts Holding Co. (b)	106,862	5,966,105
Humana, Inc.	21,620	1,674,253
Laboratory Corp. of America Holdings (b)	12,879	1,192,724
McKesson Corp.	31,281	2,932,594
Patterson Cos., Inc. (a)	11,600	399,852
Quest Diagnostics Inc. (a)	21,115	1,264,789
Tenet Healthcare Corp. (b)	54,320	284,637
UnitedHealth Group, Inc.	137,763	8,059,135
WellPoint, Inc.	43,959	2,804,145
Total Health Care Providers & Services		33,129,635

Health Care Technology—0.1%
Cerner Corp. (b)	19,462	1,608,729
Total Health Care Technology		1,608,729

Hotels, Restaurants & Leisure—1.9%
Carnival Corp. (a)	60,245	2,064,596
Chipotle Mexican Grill, Inc. (b)	4,201	1,596,170
Darden Restaurants, Inc. (a)	17,019	861,672
International Game Technology	39,419	620,849
Marriott International, Inc., Class A (a)	35,065	1,374,548
McDonald’s Corp.	134,859	11,939,067
Starbucks Corp. (a)	100,624	5,365,272
Starwood Hotels & Resorts Worldwide, Inc. (a)	26,185	1,388,852
Wyndham Worldwide Corp. (a)	19,338	1,019,886
Wynn Resorts Ltd.	10,523	1,091,446
Yum! Brands, Inc. (a)	61,168	3,940,443
Total Hotels, Restaurants & Leisure		31,262,801

Household Durables—0.2%
D.R. Horton, Inc. (a)	37,398	687,375
Harman International Industries, Inc. (a)	9,299	368,240
Leggett & Platt, Inc. (a)	18,552	392,004
Lennar Corp., Class A (a)	21,505	664,720
Newell Rubbermaid, Inc.	38,653	701,165
PulteGroup, Inc. (b)	44,610	477,327
Whirlpool Corp.	10,309	630,499
Total Household Durables		3,921,330
The accompanying notes are an integral part of these financial statements.

Appendix | 65

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
June 30, 2012 (Unaudited)

	Shares	Value
(Common Stocks continued)

Household Products—2.0%
The Clorox Co.	17,308	$1,254,138
Colgate-Palmolive Co. (a)	63,380	6,597,858
Kimberly-Clark Corp.	52,012	4,357,045
The Procter & Gamble Co.	363,768	22,280,790
Total Household Products		34,489,831

Independent Power Producers & Energy Traders—0.1%
The AES Corp. (b)	85,831	1,101,212
NRG Energy, Inc. (a)(b)	30,168	523,716
Total Independent Power Producers & Energy Traders		1,624,928

Industrial Conglomerates—2.7%
3M Co.	92,140	8,255,744
Danaher Corp. (a)	76,264	3,971,829
General Electric Co. (a)	1,406,255	29,306,354
Tyco International Ltd.	61,382	3,244,039
Total Industrial Conglomerates		44,777,966

Insurance—3.4%
ACE Ltd.	44,915	3,329,549
Aflac, Inc.	62,142	2,646,628
The Allstate Corp. (a)	65,315	2,291,903
American International Group, Inc. (b)	84,993	2,727,425
Aon Plc (a)	43,305	2,025,808
Assurant, Inc. (a)	11,288	393,274
Berkshire Hathaway, Inc., Class B (b)	233,394	19,448,722
Chubb Corp. (a)	35,788	2,606,082
Cincinnati Financial Corp. (a)	21,503	818,619
Genworth Financial, Inc., Class A (b)	65,106	368,500
Hartford Financial Services Group, Inc. (a)	58,333	1,028,411
Lincoln National Corp.	38,037	831,869
Loews Corp.	40,485	1,656,241
Marsh & McLennan Cos., Inc.	72,329	2,331,164
MetLife, Inc.	140,871	4,345,870
Principal Financial Group, Inc. (a)	39,944	1,047,731
The Progressive Corp. (a)	81,028	1,687,813
Prudential Financial, Inc.	62,278	3,016,124
Torchmark Corp. (a)	13,003	657,302
The Travelers Cos., Inc.	51,691	3,299,954
Unum Group (a)	37,779	722,712
XL Group Plc	41,219	867,248
Total Insurance		58,148,949

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (b)	47,856	10,927,918
Expedia, Inc.	12,043	578,907
NetFlix, Inc. (b)	7,343	502,775
priceline.com, Inc. (b)	6,614	4,395,135
TripAdvisor, Inc. (b)	12,720	568,457
Total Internet & Catalog Retail		16,973,192

Internet Software & Services—1.8%
Akamai Technologies, Inc. (b)	23,891	758,539
eBay, Inc. (b)	152,468	6,405,181
Google, Inc., Class A (b)	33,750	19,577,363
VeriSign, Inc. (a)(b)	20,895	910,395
Yahoo!, Inc. (b)	161,574	2,557,716
Total Internet Software & Services		30,209,194

IT Services—3.8%
Accenture Plc, Class A	85,489	5,137,034
Automatic Data Processing, Inc. (a)	64,861	3,610,163
Cognizant Technology Solutions Corp., Class A (b)	40,370	2,422,200
Computer Sciences Corp. (a)	20,547	509,977
Fidelity National Information Services, Inc.	31,605	1,077,098
Fiserv, Inc. (b)	18,162	1,311,660
International Business Machines Corp. (a)	153,128	29,948,774
MasterCard, Inc., Class A	14,099	6,064,121
Paychex, Inc.	42,740	1,342,463
SAIC, Inc.	36,619	443,822
Teradata Corp. (b)	22,349	1,609,352
Total System Services, Inc.	21,272	509,039
Visa, Inc., Class A (a)	66,071	8,168,358
The Western Union Co. (a)	81,560	1,373,470
Total IT Services		63,527,531

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	15,584	527,830
Mattel, Inc.	45,234	1,467,391
Total Leisure Equipment & Products		1,995,221

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	46,062	1,807,473
Life Technologies Corp. (b)	23,780	1,069,862
PerkinElmer, Inc. (a)	15,034	387,877
Thermo Fisher Scientific, Inc. (a)	48,695	2,527,757
Waters Corp. (b)	11,801	937,826
Total Life Sciences Tools & Services		6,730,795

Machinery—1.8%
Caterpillar, Inc.	86,555	7,349,385
Cummins, Inc.	25,539	2,474,985
Deere & Co. (a)	52,838	4,273,009
Dover Corp.	24,335	1,304,599
Eaton Corp.	44,749	1,773,403
Flowserve Corp. (a)	7,285	835,954
Illinois Tool Works, Inc.	63,421	3,354,337
Ingersoll-Rand Plc	39,658	1,672,774
Joy Global, Inc. (a)	14,022	795,468
PACCAR, Inc. (a)	47,288	1,853,217
Pall Corp. (a)	15,430	845,718
Parker Hannifin Corp.	20,090	1,544,519
Snap-on, Inc. (a)	7,737	481,628
Stanley Black & Decker, Inc. (a)	22,636	1,456,853
Xylem, Inc. (a)	24,739	622,681
Total Machinery		30,638,530

Media—3.3%
Cablevision Systems Corp., New York Group, Class A (a)	28,156	374,193
CBS Corp., Class B	86,008	2,819,342
Comcast Corp, Class A (a)	357,787	11,438,450

The accompanying notes are an integral part of these financial statements.

66 |Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
June 30, 2012 (Unaudited)

	Shares	Value
(Common Stocks continued)

DIRECTV, Class A (b)	87,017	$4,248,170
Discovery Communications, Inc., Class A (b)	33,904	1,830,816
Gannett Co., Inc. (a)	31,393	462,419
Interpublic Group of Cos., Inc.	59,110	641,344
The McGraw-Hill Cos., Inc.	37,072	1,668,240
News Corp., Class A (a)	279,812	6,237,009
Omnicom Group, Inc. (a)	36,148	1,756,793
Scripps Networks Interactive, Inc., Class A (a)	12,360	702,790
Time Warner Cable, Inc.	41,440	3,402,224
Time Warner, Inc.	127,508	4,909,058
Viacom, Inc., Class B	70,130	3,297,513
The Walt Disney Co. (a)	237,185	11,503,472
The Washington Post Co., Class B (a)	645	241,114
Total Media		55,532,947

Metals & Mining—0.7%
Alcoa, Inc. (a)	141,264	1,236,060
Allegheny Technologies, Inc.	14,137	450,829
Cliffs Natural Resources, Inc.	18,979	935,475
Freeport-McMoRan Copper & Gold, Inc.	125,901	4,289,447
Newmont Mining Corp.	65,798	3,191,861
Nucor Corp. (a)	42,172	1,598,319
Titanium Metals Corp. (a)	11,215	126,841
United States Steel Corp. (a)	19,080	393,048
Total Metals & Mining		12,221,880

Multi-Utilities—1.3%
Ameren Corp.	32,150	1,078,311
Centerpoint Energy, Inc.	56,874	1,175,586
CMS Energy Corp. (a)	34,515	811,102
Consolidated Edison, Inc.	38,930	2,421,057
Dominion Resources, Inc.	75,804	4,093,416
DTE Energy Co.	22,618	1,341,926
Integrys Energy Group, Inc. (a)	10,373	589,913
NiSource, Inc. (a)	37,786	935,203
PG&E Corp. (a)	55,992	2,534,758
Public Service Enterprise Group, Inc. (a)	67,055	2,179,287
SCANA Corp. (a)	15,517	742,333
Sempra Energy (a)	31,880	2,195,894
TECO Energy, Inc. (a)	28,594	516,408
Wisconsin Energy Corp. (a)	30,537	1,208,349
Total Multi-Utilities		21,823,543

Multiline Retail—0.8%
Big Lots, Inc. (a)(b)	8,373	341,535
Dollar Tree, Inc. (b)	30,848	1,659,622
Family Dollar Stores, Inc.	15,451	1,027,182
J.C. Penney Co., Inc. (a)	19,573	456,247
Kohl’s Corp. (a)	31,901	1,451,176
Macy’s, Inc.	54,884	1,885,265
Nordstrom, Inc. (a)	21,327	1,059,739
Sears Holdings Corp. (a)(b)	5,054	301,724
Target Corp.	87,821	5,110,304
Total Multiline Retail		13,292,794

Office Electronics—0.1%
Xerox Corp. (a)	178,509	1,404,866
Total Office Electronics		1,404,866

Oil, Gas & Consumable Fuels—8.8%
Alpha Natural Resources, Inc. (b)	29,151	253,905
Anadarko Petroleum Corp.	66,264	4,386,677
Apache Corp. (a)	51,842	4,556,393
Cabot Oil & Gas Corp. (a)	27,803	1,095,438
Chesapeake Energy Corp. (a)	88,104	1,638,734
Chevron Corp.	261,886	27,628,973
ConocoPhillips (a)	167,914	9,383,034
CONSOL Energy, Inc. (a)	30,090	909,922
Denbury Resources, Inc. (b)	51,713	781,383
Devon Energy Corp.	53,724	3,115,455
EOG Resources, Inc.	35,764	3,222,694
EQT Corp. (a)	19,808	1,062,303
Exxon Mobil Corp.	620,747	53,117,321
Hess Corp.	40,326	1,752,165
Kinder Morgan, Inc.	67,132	2,162,993
Marathon Oil Corp.	93,684	2,395,500
Marathon Petroleum Corp.	45,308	2,035,235
Murphy Oil Corp. (a)	25,844	1,299,695
Newfield Exploration Co. (b)	17,928	525,470
Noble Energy, Inc.	23,568	1,999,038
Occidental Petroleum Corp.	107,624	9,230,910
Peabody Energy Corp.	36,075	884,559
Phillips 66 (b)	83,094	2,762,045
Pioneer Natural Resources Co. (a)	16,333	1,440,734
QEP Resources, Inc.	23,801	713,316
Range Resources Corp.	21,474	1,328,596
Southwestern Energy Co. (b)	46,250	1,476,763
Spectra Energy Corp.	86,646	2,517,933
Sunoco, Inc. (a)	13,989	664,478
Tesoro Corp. (b)	18,769	468,474
Valero Energy Corp.	73,243	1,768,818
The Williams Cos., Inc.	82,947	2,390,533
WPX Energy, Inc. (b)	26,317	425,809
Total Oil, Gas & Consumable Fuels		149,395,296

Paper & Forest Products—0.1%
International Paper Co. (a)	57,916	1,674,352
MeadWestvaco Corp.	22,991	660,991
Total Paper & Forest Products		2,335,343

Personal Products—0.2%
Avon Products, Inc.	57,518	932,367
The Estee Lauder Cos., Inc., Class A	29,980	1,622,517
Total Personal Products		2,554,884

Pharmaceuticals—6.0%
Abbott Laboratories (a)	208,801	13,461,401
Allergan, Inc.	40,788	3,775,745
Bristol-Myers Squibb Co. (a)	224,120	8,057,114
Eli Lilly & Co.	135,552	5,816,536
Forest Laboratories, Inc. (b)	35,184	1,231,088
Hospira, Inc. (b)	21,828	763,544
Johnson & Johnson (a)	364,503	24,625,823
Merck & Co., Inc.	403,656	16,852,638

The accompanying notes are an integral part of these financial statements.

Appendix | 67

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
June 30, 2012 (Unaudited)

	Shares	Value
(Common Stocks continued)

Mylan, Inc. (b)	57,049	$1,219,137
Perrigo Co. (a)	12,429	1,465,752
Pfizer, Inc.	994,107	22,864,461
Watson Pharmaceuticals, Inc. (b)	16,958	1,254,722
Total Pharmaceuticals		101,387,961

Professional Services—0.1%
The Dun & Bradstreet Corp. (a)	6,323	450,008
Equifax, Inc.	16,047	747,790
Robert Half International, Inc.	19,091	545,430
Total Professional Services		1,743,228

Real Estate Investment Trusts (REITs)—2.1%
American Tower Corp.	52,331	3,658,460
Apartment Investment & Management Co., Class A	17,457	471,863
AvalonBay Communities, Inc. (a)	12,679	1,793,825
Boston Properties, Inc.	19,856	2,151,795
Equity Residential (a)	39,949	2,491,220
HCP, Inc. (a)	55,612	2,455,270
Health Care REIT, Inc. (a)	28,328	1,651,522
Host Hotels & Resorts, Inc. (a)	95,160	1,505,431
Kimco Realty Corp.	53,926	1,026,212
Plum Creek Timber Co., Inc. (a)	21,387	849,064
Prologis, Inc.	61,132	2,031,416
Public Storage	18,912	2,731,082
Simon Property Group, Inc.	40,254	6,265,938
Ventas, Inc.	38,419	2,425,007
Vornado Realty Trust (a)	24,649	2,070,023
Weyerhaeuser Co. (a)	71,495	1,598,628
Total Real Estate Investment Trusts (REITs)		35,176,756

Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (b)	43,454	710,907
Total Real Estate Management & Development		710,907

Road & Rail—0.8%
CSX Corp.	138,081	3,087,491
Norfolk Southern Corp.	43,288	3,106,780
Ryder System, Inc.	6,780	244,148
Union Pacific Corp. (a)	63,240	7,545,164
Total Road & Rail		13,983,583

Semiconductors & Semiconductor Equipment—2.2%
Advanced Micro Devices, Inc. (b)	77,740	445,450
Altera Corp. (a)	42,921	1,452,447
Analog Devices, Inc.	39,687	1,495,009
Applied Materials, Inc.	169,841	1,946,378
Broadcom Corp., Class A (a)(b)	65,737	2,221,911
First Solar, Inc. (a)(b)	7,604	114,516
Intel Corp. (a)	667,696	17,794,099
KLA-Tencor Corp. (a)	22,277	1,097,142
Lam Research Corp. (a)(b)	26,685	1,007,092
Linear Technology Corp. (a)	30,664	960,703
LSI Corp. (b)	75,097	478,368
Microchip Technology, Inc. (a)	25,762	852,207
Micron Technology, Inc. (b)	130,888	825,903
NVIDIA Corp. (b)	81,895	1,131,789
Teradyne, Inc. (a)(b)	24,705	347,352
Texas Instruments, Inc.	152,013	4,361,253
Xilinx, Inc.	35,004	1,175,084
Total Semiconductors & Semiconductor Equipment		37,706,703

Software—3.6%
Adobe Systems, Inc. (b)	65,761	2,128,684
Autodesk, Inc. (b)	30,409	1,064,011
BMC Software, Inc. (b)	21,454	915,657
CA, Inc. (a)	47,098	1,275,885
Citrix Systems, Inc. (b)	24,722	2,075,165
Electronic Arts, Inc. (b)	42,449	524,245
Intuit, Inc.	38,925	2,310,199
Microsoft Corp.	992,355	30,356,139
Oracle Corp.	515,220	15,302,034
Red Hat, Inc. (b)	25,592	1,445,436
Salesforce.com, Inc. (b)	18,294	2,529,328
Symantec Corp. (b)	95,891	1,400,967
Total Software		61,327,750

Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A	10,856	370,624
AutoNation, Inc. (a)(b)	5,600	197,568
AutoZone, Inc. (b)	3,545	1,301,618
Bed Bath & Beyond, Inc. (b)	30,903	1,909,805
Best Buy Co., Inc. (a)	36,955	774,577
CarMax, Inc. (b)	30,395	788,446
GameStop Corp., Class A (a)	17,469	320,731
The Gap, Inc.	44,281	1,211,528
The Home Depot, Inc. (a)	203,240	10,769,688
Limited Brands, Inc. (a)	32,148	1,367,254
Lowe’s Cos., Inc.	156,313	4,445,542
O’Reilly Automotive, Inc. (b)	16,705	1,399,378
Ross Stores, Inc.	29,992	1,873,600
Staples, Inc. (a)	91,229	1,190,538
Tiffany & Co. (a)	16,822	890,725
The TJX Cos., Inc.	98,429	4,225,557
Urban Outfitters, Inc. (b)	14,712	405,904
Total Specialty Retail		33,443,083

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc. (a)	38,131	2,229,901
Fossil, Inc. (b)	6,877	526,366
NIKE, Inc., Class B	48,648	4,270,321
Ralph Lauren Corp.	8,636	1,209,558
VF Corp.	11,467	1,530,271
Total Textiles, Apparel & Luxury Goods		9,766,417

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc. (a)	69,901	445,269
People’s United Financial, Inc. (a)	46,970	545,322
Total Thrifts & Mortgage Finance		990,591

Tobacco—2.0%
Altria Group, Inc.	270,197	9,335,306
Lorillard, Inc. (a)	17,350	2,289,333
Philip Morris International, Inc.	226,431	19,758,369
Reynolds American, Inc.	43,925	1,970,915
Total Tobacco		33,353,923

The accompanying notes are an integral part of these financial statements.

68 |Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
June 30, 2012 (Unaudited)

	Shares	Value
(Common Stocks continued)

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	39,126	$1,577,169
W.W. Grainger, Inc. (a)	8,117	1,552,295
Total Trading Companies & Distributors		3,129,464
Wireless Telecommunication Services—0.2%
Crown Castle International Corp. (b)	34,174	2,004,647
MetroPCS Communications, Inc. (b)	38,903	235,363
Sprint Nextel Corp. (b)	397,165	1,294,758
Total Wireless Telecommunication Services		3,534,768
Total Long-Term Investments (Cost—$1,328,749,437)		1,634,341,563

SHORT-TERM SECURITIES
(15.5% of net assets)
MONEY MARKET FUNDS—15.3%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.25% (c)(d)(e)	215,816,336	215,816,336
Prime, SL Agency Shares, 0.24% (c)(d)(e)	46,364,712	46,364,712
Total Money Market Funds		262,181,048

	Par (000)	Value
U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bill, 0.08%, 9/20/12 (f)(g)	$3,155	$3,154,492
Total U.S. Treasury Obligations		3,154,492
Total Short-Term Securities (Cost $265,335,350)		265,335,540
TOTAL INVESTMENTS (Cost $1,594,084,787*)—112.4%		1,899,677,103
LIABILITIES IN EXCESS OF OTHER ASSETS—(12.4)%		(209,636,878)
NET ASSETS—100%		$1,690,040,225

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,666,307,254
Gross unrealized appreciation	428,744,635
Gross unrealized depreciation	(195,375,056)
Net unrealized appreciation	$233,369,579

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased		Shares Sold		Shares Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	170,771,686	45,044,650	1	—		215,816,336	$215,816,336	$—	$248,776
BlackRock Cash Funds: Prime, SL Agency Shares	53,764,558	—		(7,399,846	)2	46,364,712	$46,364,712	$—	$52,453
BlackRock Inc.	18,408	4,969		(6,369)		17,008	$2,888,299	$(107,398)	$54,642
PNC Financial Services Group, Inc.	96,666	6,051		(32,579)		70,138	$4,286,133	$324,801	$73,396

1           Represents net shares purchased.
2           Represents net shares sold.

(d)	Represents the current yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(g)	Represents the current yield as of report date.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
761	S&P 500 E-Mini	Chicago Mercantile	September 2012	$51,611,020	$2,100,741

The accompanying notes are an integral part of these financial statements.

Appendix | 69

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
June 30, 2012 (Unaudited)

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks1	$1,634,341,563	—	—	$1,634,341,563
Short-Term Securities:
Money Market Funds	262,181,048	—	—	262,181,048
U.S. Treasury Obligations	—	$3,154,492	—	3,154,492
Total	$1,896,522,611	$3,154,492	—	$1,899,677,103

1           See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments2
Assets:
Equity contracts	$2,100,741	—	—	$2,100,741

2           Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $215,495,106 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

70 | Appendix

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio
June 30, 2012 (Unaudited)

ASSETS
Investments at value—unaffiliated (including securities loaned of $215,447,389) (cost—$1,324,640,137)	$1,630,321,623
Investments at value—affiliated (cost—$269,444,650)	269,355,480
Investments sold receivable	1,463,756
Contributions receivable from investors	4,068,696
Receivable from custodian	3,847
Dividends receivable	2,129,522
Securities lending income receivable—affiliated	5,167
Interest receivable	8,848
Variation margin receivable	1,329,716
Total assets	1,908,686,655

LIABILITIES
Collateral on securities loaned at value	215,495,106
Investments purchased payable	2,636,583
Withdrawals payable to investors	416,672
Investment advisory fees payable	58,814
Professional fees payable	25,224
Trustees’ fees payable	14,031
Total liabilities	218,646,430
NET ASSETS	$1,690,040,225

NET ASSETS CONSIST OF
Investors’ capital	1,382,347,168
Net unrealized appreciation/depreciation	307,693,057
NET ASSETS	$1,690,040,225

The accompanying notes are an integral part of these financial statements.

Appendix | 71

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio
Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends—unaffiliated	$21,914,775
Dividends—affiliated	128,038
Securities lending—affiliated	243,791
Income—affiliated	57,438
Interest	1,032
Total income	22,345,074

EXPENSES
Investment advisory	534,967
Professional	20,374
Independent Trustees	30,142
Total expenses	585,483
Less fees waived by advisor	(50,516)
Total expenses after fees waived	534,967
NET INVESTMENT INCOME	21,810,107

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(22,561,249)
Investments—affiliated	217,403
Redemptions-in-kind	231,258,145
Financial futures contracts	(469,938)
Net realized gain	208,444,361
Net change in unrealized appreciation/depreciation on:
Investments	(44,779,648)
Financial futures contracts	2,041,704
Net change in unrealized appreciation/depreciation	(42,737,944)
TOTAL REALIZED AND UNREALIZED GAIN	165,706,417
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$187,516,524

The accompanying notes are an integral part of these financial statements.

72 | Appendix

STATEMENT OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	Six Month Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$21,810,107	$45,199,220
Net realized gain (loss)	208,444,361	(26,094,326)
Net change in unrealized appreciation/depreciation	(42,737,944)	26,305,661
Net increase in net assets resulting from operations	187,516,524	45,410,555
Capital Transactions
Proceeds from contributions	253,220,032	195,530,480
Value of withdrawals	(859,012,539)	(291,341,608)
Net decrease in net assets derived from capital transactions	(605,792,507)	(95,811,128)
NET ASSETS
Total decrease in net assets	(418,275,983)	(50,400,573)
Beginning of period	2,108,316,208	2,158,716,781
End of period	$1,690,040,225	$2,108,316,208

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
TOTAL INVESTMENT RETURN	9.48	%1	2.13%	15.06%	26.63%	(36.86)%	5.54%

RATIOS TO AVERAGE NET ASSETS
Total expenses	0.05	%2	0.06%	0.05%	0.05%	0.05%	0.05%
Total expenses after fees waived	0.05	%2	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.04	%2	2.08%	2.01%	2.35%	2.32%	1.98%

SUPPLEMENTAL DATA
Net assets, end of year (000)	$1,690,040		$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748
Portfolio turnover	7%		5%	9%	5%	8%	7%

1           Aggregate total investment return.
2           Annualized

The accompanying notes are an integral part of these financial statements.

Appendix | 73

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results may differ from those estimates.

Reorganization: On May 16, 2012, the Board of Trustees of MIP (“the Board”) approved a plan of reorganization whereby the Master Portfolio will acquire substantially all of the assets and assume certain stated liabilities of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). The reorganization is subject to shareholder approval by the shareholders of the feeder funds that invest their assets in the Target Master Portfolio and certain other conditions. If approved, the reorganization is expected to close in the fourth quarter of 2012.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board . The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income

74 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Redemptions-In-Kind: The Master Portfolio transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers, and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financials instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value

Equity Contracts	Net unrealized appreciation/depreciation*	$2,100,741

* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Appendix | 75

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended June 30, 2012
	Net Realized Loss From Financial Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Financial Futures Contracts
Equity Contracts:
Financial futures contracts	$(469,938)	$2,041,704

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	881
Average notional value of contracts purchased	$60,921,842

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. The contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”,) which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio is shown as securities lending—affiliated in the Statement of Operations. For the six months ended June 30, 2012, BTC received $131,272 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS
Purchases and sales of investments excluding short-term securities for the period ended June 30, 2012, were $149,080,035 and $191,576,288, respectively.

5. BORROWINGS
The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, paid administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio’s commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2012.

6. MARKET AND CREDIT RISK
In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to

76 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix | 77

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board”, and members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund.

Activities and Composition of the Board: The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement: Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-, three- and fiveyear periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENT
The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, and the investment performance of the representative feeder fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the representative feeder fund as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional

78 | Appendix

Disclosure of Investment Advisory Agreement (continued)

information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing the performance of the representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the representative feeder fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to funds in the representative feeder fund’s applicable Lipper category and the gross investment performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.

The Board noted that the representative feeder fund’s gross performance, as agreed upon by the Board, was within tolerance of its benchmark index during the one-year period reported. Also, the representative feeder fund’s gross performance exceeded its benchmark index during the three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the representative feeder fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the representative feeder fund’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including

Appendix | 79

Disclosure of Investment Advisory Agreement (continued)

the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the representative feeder fund’s Lipper category. It also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the representative feeder fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by the representative feeder fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by the Master Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

CONCLUSION

The Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

80 | Appendix

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee
Rodney D. Johnson, Co-Chair of the Board and Trustee
Paul L. Audet, Trustee
David O. Beim, Trustee
Henry Gabbay, Trustee
Dr. Matina S. Horner, Trustee
Herbert I. London, Trustee
Ian A. MacKinnon, Trustee1
Cynthia A. Montgomery, Trustee
Joseph P. Platt, Trustee
Robert C. Robb, Jr., Trustee
Toby Rosenblatt, Trustee
Kenneth L. Urish, Trustee
Frederick W. Winter, Trustee
John M. Perlowski, President and Chief Executive Officer
Richard Hoerner, CFA, Vice President
Brendan Kyne, Vice President
Simon Mendelson, Vice President
Christopher Stavrakos, CFA, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Benjamin Archibald, Secretary2

1 Effective May 14, 2012, Ian A. MacKinnon became a Trustee of the Trust/MIP.
2 Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust/MIP and Benjamin Archibald became Secretary of the Trust/MIP.
Appendix | 81

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2.  Code of Ethics.
Not required in this filing.

Item 3.  Audit Committee Financial Expert.
Not required in this filing.

Item 4.  Principal Accountant Fees and Services.
Not required in this filing.

Item 5.  Audit Committee of Listed Registrants.
Not applicable.

Item 6.  Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)  Disclosure Controls and Procedures.  The registrant’s principal executive officer and principal financial officer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)
A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)
A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date:           September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date           September 7, 2012

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date:           September 7, 2012